                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                   FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                            REGISTRATION NO. 2-66935
                        POST-EFFECTIVE AMENDMENT NO. 27
                                      AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-3007
                                AMENDMENT NO. 26
                               DAVIS SERIES, INC.

                             124 East Marcy Street
                           Santa Fe, New Mexico 87501
                                 1-505-983-4335

Agents for Service:             Sheldon R. Stein
                                D'Ancona & Pflaum
                                30 North LaSalle Street
                                Suite 2900
                                Chicago, Illinois 60602
                                1-312-580-2014

                                      -or-

                                Thomas D. Tays, Esq.
                                Davis Selected Advisers, L.P.
                                124 East Marcy Street
                                Santa Fe, New Mexico 87501
                                1-505-820-3055

It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to paragraph (b)
[X] On August 1, 1998 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)
[ ] on _________, pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered:              Common Stock of:
                                                   Davis High Income Fund, Inc.

1   FORM N-1A

              DAVIS HIGH INCOME FUND, INC. CLASS A, B AND C SHARES

         POST-EFFECTIVE AMENDMENT NO. 27 TO REGISTRATION STATEMENT NO. 2-66935 UNDER THE SECURITIES ACT OF 1933 AND AMENDMENT NO. 26 UNDER THE INVESTMENT COMPANY ACT OF 1940 TO REGISTRATION STATEMENT NO. 811-3007.

                             CROSS REFERENCE SHEET

N-1A
ITEM NO.    PROSPECTUS CAPTION OR PLACEMENT

 1          Front Cover
 2          Summary
 3          Financial Highlights
 4          Summary; Investment Objectives and Policies
 5          Adviser, Sub-Advisers and Distributor; Distribution Plans;
            Purchase of Shares; Summary; Investment Objectives and Policies
 5a         Management's Discussion of Fund Performance
            (contained in 1998 Annual Report)
 6          Summary; Shareholder Inquiries; Dividends and Distributions;
            Federal Income Taxes; Fund Shares
 7          Purchase of Shares; Determining the Price of Shares; Dividends and
            Distributions
 8          Redemptions of Shares; Exchange of Shares
 9          (Not Applicable)

            PART B CAPTION OR PLACEMENT

 10         Cover Page
 11         Table of Contents
 12         (Not Applicable)
 13         Investment Restrictions; Foreign Securities; "When Issued"
            Securities; Repurchase Agreements; Lending Portfolio Securities;
            Writing Covered Call Options; Portfolio Transactions
 14         Directors and Officers
 15         Certain Shareholders of the Funds
 16         Investment Advisory Services; Custodian; Auditors;
            Determining the Price of Shares; Distribution of Fund Shares;

 17         Portfolio Transactions
 18         *
 19         Determining the Price of Shares; Reduction of Class A Sales Charge
 20         *
 21         *
 22         Performance Data
 23         Financial Statements for the Company for the year ended March 31,
            1998, are incorporated by reference from the 1998 Annual Report to Shareholders.

---------------------------------
*  INCLUDED IN PROSPECTUS

                                   FORM N-1A
                       DAVIS SERIES, INC. CLASS Y SHARES

POST-EFFECTIVE AMENDMENT NO. 27 TO REGISTRATION STATEMENT NO. 2-66935 UNDER THE SECURITIES ACT OF 1933 AND AMENDMENT NO. 26 UNDER THE INVESTMENT COMPANY ACT OF 1940 TO REGISTRATION STATEMENT NO. 811-3007.

                             CROSS REFERENCE SHEET

N-1A
ITEM NO.    PROSPECTUS CAPTION OR PLACEMENT

 1          Front Cover
 2          Summary
 3          Financial Highlights
 4          Summary; Investment objectives and Policies;
 5          Adviser, Sub-Advisers and Distributor; Purchase of Shares; Summary;
            Investment Objectives and Policies
 5a         Management's Discussion of Fund Performance
            (contained in 1998 Annual Report)
 6          Summary; Shareholder Inquiries; Dividends and Distributions;
            Federal Income Taxes; Fund Shares
 7          Purchase of  Shares; Determining the Price of Shares; Dividends and
            Distributions
 8          Redemption of Shares; Exchange of Shares
 9          (Not Applicable)

            Part B Caption or Placement

 10         Cover Page
 11         Table of Contents
 12         (Not Applicable)
 13         Investment Restrictions; Foreign Securities; "When Issued"
            Securities; Repurchase Agreements; Lending Portfolio Securities;
            Writing Covered Call Options; Portfolio Transactions
 14         Directors and Officers
 15         Certain Shareholders of the Funds
 16         Investment Advisory Services; Custodian; Auditors;
            Determining the Price of Shares; Distribution of Fund Shares;
 17         Portfolio Transactions
 18         *
 19         Determining the Price of Shares; Reduction of Class A Sales Charge
 20         *
 21         *
 22         Performance Data
 23         Financial Statements for the Company for the year ended
            March 31, 1998, are incorporated by reference from the 1998 Annual
            Report to Shareholders.

---------------------------
* Included in Prospectus

PROSPECTUS                                                       AUGUST 1, 1998
CLASS A, CLASS B AND CLASS C

                          DAVIS HIGH INCOME FUND, INC.
                             124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279

MINIMUM INVESTMENT                          PLANS AVAILABLE
Initial Purchase $1,000                     Individual Retirement Account (IRA)
For Retirement Plans $250                   Prototype Retirement Plans
Subsequent Investment $25                   Exchange Privilege
                                            Automatic Investment Plan
                                            Automatic Withdrawals Plan

         Davis High Income Fund, Inc. (the "Fund") seeks primarily to achieve a high level of current income. The Fund also seeks to achieve capital growth so long as such objective is consistent with its primary objective. THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," WHICH ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. Investors should carefully consider these risks before investing. See "Investment Objectives and Policies".

         The Fund offers four classes of shares, Class A, B, C and Y, each having different expense levels and sales charges. These alternatives permit you to choose the method of purchasing shares that is most beneficial to you, depending on the amount of the purchase, the length of time you expect to hold the shares and other circumstances. The Class Y shares, available only to certain qualified institutional investors, are offered through a separate prospectus. For more information about the Class Y shares, see "Purchase of Shares - Alternative Purchase Arrangements".

         This Prospectus concisely sets forth information about the Class A, Class B and Class C shares of the Fund that prospective investors should know before investing. It should be read carefully and retained for future reference. A Statement of Additional Information dated August 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement of Additional Information and other information about the Fund may be obtained without charge by writing to or calling the Fund at the above address or telephone number.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    SUMMARY

         FUND EXPENSES. The following table is intended to assist you in understanding the various costs and expenses that an investor in the Class A, B and C shares of the Fund will bear directly or indirectly. The information is based on the Fund's fiscal year ended March 31, 1998. You can refer to the section "Adviser, Sub-Advisers and Distributor" and "Purchase of Shares" for more information on transaction and operating expenses of the Fund.

SHAREHOLDER TRANSACTION EXPENSES                                       Class A           Class B          Class C
--------------------------------                                       -------           -------          -------
Maximum sales load imposed on purchases.............................    4.75%             None             None
Maximum sales load imposed on reinvested dividends..................    None              None             None
Deferred sales load (a declining percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)
         Redeemed during first year.................................   0.75%*             4.00%            1.00%
         Redeemed during second or third year.......................    None              3.00%            None
         Redeemed during fourth or fifth year.......................    None              2.00%            None
         Redeemed during sixth year.................................    None              1.00%            None
         Redeemed after sixth year..................................    None              None             None
    Exchange Fee....................................................    None              None             None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
NET ASSETS)

Management Fees.....................................................    0.70%             0.70%            0.70%
12b-1 fees**........................................................    0.23%             1.00%            1.00%
Other expenses......................................................    0.47%             0.46%            0.39%
                                                                        -----             -----            -----
Total Fund operating expenses.......................................    1.40%             2.16%            2.09%

*On certain Class A shares purchased at net asset value without a sales load after August 1, 1997 and redeemed during the first year after purchase, there is a 0.75% deferred sales charge.

** The effect of a Rule 12b-1 plan is that long-term shareholders may pay more than the maximum front-end sales charge permitted under applicable rules of the National Association of Securities Dealers, Inc.

Example:

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and (except as provided below) redemption at the end of each time period:

                                                                1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                ------       -------       -------       --------
Class A..................................................        $61           $90           $120          $207
Class B..................................................        $62           $98           $136          $220
Class B (assuming no redemption at end of period)........        $22           $68           $116          $220
Class C .................................................        $31           $65           $112          $242
Class C (assuming no redemption at end of period)........        $21           $65           $112          $242

         THE 5% RATE USED IN THE EXAMPLE IS ONLY FOR ILLUSTRATION AND IS NOT INTENDED TO BE INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND, WHICH MAY BE MORE OR LESS THAN THE ASSUMED RATE. FUTURE EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

         THE FUND. Davis High Income Fund, Inc. is an open-end, diversified management investment company incorporated in Maryland in 1980 and is registered under the Investment Company Act of 1940.

         The Fund offers four classes of shares, Class A, B, C and Y. Class A shares may be purchased at a price equal to their net asset value per share plus a front-end sales charge imposed at the time of purchase. Purchases of $1 million or more of Class A shares may be purchased at net asset value, but shares purchased at net asset value without a sales load after August 1, 1997 are subject to a 0.75% contingent deferred sales charge ("CDSC") on redemptions made within one year of purchase. Class B shares may be purchased at net asset value, with no front-end sales charge but are subject to a CDSC on most redemptions made within six years after purchase. Class C shares may also be purchased at net asset value but are subject to a CDSC of 1% on redemptions made within one year after purchase. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Each class of shares pays a Rule 12b-1 distribution fee at an annual rate not to exceed (i) for Class A shares, 0.25% of the Fund's aggregate average daily net assets attributable to the Class A shares and (ii) for Class B and C shares, 1.00% of the Fund's aggregate average daily net assets attributable to each such class. The purpose and function of the deferred sales charge and distribution fee with respect to the Class B and Class C shares is the same as those of the front-end sales charge and distribution services fee with respect to the Class A shares. The Class Y shares, available only to certain qualified institutional investors, are offered through a separate prospectus. For more information about the Class Y shares, see "Purchase of Shares--Alternative Purchase Arrangements".

         Each share of the Fund represents an identical interest in the investment portfolio of the Fund. However, shares differ by class in important respects. For example, Class B shares incur higher distribution services fees and bear certain other expenses and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. Class C shares, like Class B shares, will also have a higher expense ratio and pay correspondingly lower dividends than Class A shares, as a result of higher distribution services fees and certain other expenses. Unlike Class B shares, Class C shares do not have a conversion feature and therefore will always be subject to higher distribution fees and other expenses than Class A shares. The per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of the Class A shares, reflecting the daily expense accruals of additional distribution fees and certain other expenses applicable to Class B and Class C shares. The Fund may offer additional classes of shares in the future and may at any time discontinue the offering of any class of shares. See "Purchase of Shares--Alternative Purchase Arrangements".

         INVESTMENT OBJECTIVES. The Fund's primary objective is to achieve a high level of current income. The Fund also seeks capital growth so long as such objective is consistent with its primary objective. The Fund invests primarily in high yield, high risk, low rated and unrated bonds commonly referred to as "junk bonds". Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. There is no assurance that the investment objective of the Fund will be achieved. See "Investment Objectives and Policies".

         INVESTMENT ADVISER, SUB-ADVISERS AND DISTRIBUTOR. Davis Selected Advisers, L.P., (the "Adviser") is the investment adviser for the Fund. Davis Distributors, LLC (the "Distributor") serves as the principal underwriter for the Fund. Stamper Capital & Investments, Inc., the ("Sub-Adviser") is employed by the Adviser to provide day to day management of the Fund's portfolio. The Adviser has also entered into a Sub-Advisory Agreement with its wholly-owned subsidiary, Davis Selected Advisers - NY, Inc. ("DSA-NY"). DSA-NY performs research and other services for the Fund on behalf of the Adviser. For more information, see "Adviser, Sub-Advisers and Distributor".

         PURCHASES, EXCHANGES AND REDEMPTIONS. Initial and subsequent minimum investments in the Class A, B and C shares may be made in amounts equal to $1,000 and $25, respectively, except that the minimum initial investment for retirement plans is $250. Shares may be exchanged under certain circumstances at net asset value for the same class of shares of certain other funds managed by the Adviser. Accounts with a market value of less than $250 caused by shareholder redemptions are redeemable by the Fund. See "Purchase of Shares," "Exchange of Shares" and "Redemption of Shares". Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund. See "Purchase of Shares -- Alternative Purchase Agreements" for Class Y eligibility requirements.

         SHAREHOLDER SERVICES. Questions regarding the Fund or your account may be directed to Davis Distributors, LLC, at 1-800-279-0279 or to your sales representative. Written inquiries may be directed to State Street Bank and Trust Co., c/o The Davis Funds, P.O. Box 8406, Boston, MA, 02266-8406. During severe market conditions, the Distributor may experience difficulty in accepting telephone redemptions or exchanges. If you are unable to contact the Distributor at the above telephone number, you should call 1-505-820-3000 Monday through Friday between 7:00 a.m. and 4:00 p.m. Mountain Time.

                              FINANCIAL HIGHLIGHTS

         The following table provides you with information about the financial history of the Fund's Class A, Class B, and Class C shares. The table expresses the information in terms of a single Class A, B, or C share for the respective periods presented and is supplementary information to the Fund's financial statements which are included in the March 31, 1998 Annual Report to Shareholders. Such Annual Report may be obtained by writing or calling the Fund. The Fund's financial statements and financial highlights for the year ended March 31, 1998, have been audited by KPMG Peat Marwick LLP whose opinion thereon is contained in the 1998 Annual Report. The information for the periods prior to 1998 was audited by other auditors whose opinion thereon is contained in the 1997 Annual Report.

CLASS A
                                                                 YEAR ENDED MARCH 31,
                                 ------------------------------------------------------------------------------------------
                                   1998      1997     1996     1995     1994      1993     1992     1991      1990     1989
                                  -----     -----    -----    -----    -----     -----    -----    -----     -----    -----
Net Asset Value,
   Beginning of Period.......     $4.71     $4.84    $4.86    $5.14    $5.18     $4.92    $4.75    $6.07     $8.09    $8.59
                                  -----     -----    -----    -----    -----     -----    -----    -----     -----    -----
INCOME FROM INVESTMENT
OPERATIONS

   Net Investment
     Income..................      0.34      0.39     0.43     0.46     0.50      0.61     0.53     0.56      0.79     1.20
   Net Gains or Losses
     on Securities (both
     realized and
     unrealized).............      0.13    (0.06)     0.03    (0.24)    0.06      0.25     0.43    (0.85)    (1.63)   (0.59)
                                  -----     -----    -----    -----    -----     -----    -----    -----     -----    -----
     Total From
       Investment
       Operations............      0.47      0.33     0.46     0.22     0.56      0.86     0.96    (0.29)    (0.84)    0.61
                                  -----     -----    -----    -----    -----     -----    -----    -----     -----    -----
LESS DISTRIBUTIONS

   Dividends from  net
     investment income.......     (0.34)    (0.39)   (0.43)   (0.46)   (0.50)    (0.60)   (0.53)   (0.56)    (0.88)   (1.11)
   Distributions in
     excess of
     realized gains..........      -         -        -        -       (0.10)      -        -        -         -        -
   Returns of Capital........     (0.08)    (0.07)   (0.05)   (0.04)     -         -      (0.26)   (0.47)    (0.30)     -
                                  -----     -----    -----    -----    -----     -----    -----    -----     -----    -----
       Total Distributions...     (0.42)    (0.46)   (0.48)   (0.50)   (0.60)    (0.60)   (0.79)   (1.03)    (1.18)   (1.11)
                                  -----     -----    -----    -----    -----     -----    -----    -----     -----    -----
Net Asset Value,
   End of Period.............     $4.76     $4.71    $4.84    $4.86    $5.14     $5.18    $4.92    $4.75     $6.07    $8.09
                                  =====     =====    =====    =====    =====     =====    =====    =====     =====    =====
TOTAL RETURN (1).............     10.40%     7.08%    9.93%    4.69%   11.29%    18.81%   22.45%   (5.32)%  (11.69)%   7.24%

RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of
     Period (000 omitted)....   $44,058   $47,890  $53,816  $56,405  $64,663   $38,305  $24,986  $19,386   $29,909  $53,670
   Ratio of Expenses to
     Average Net Assets......      1.40%2    1.48%2   1.51%    1.53%    1.48%     1.81%    1.93%    2.09%     1.52%    1.26%
   Ratio of Net Income
     to Average Net Assets...      7.11%     8.13%    8.92%    9.49%    9.31%    11.91%   11.01%   10.43%    10.64%   14.18%
   Portfolio Turnover
     Rate(3).................     71.54%    66.10%  118.34%   98.94%   98.31%    84.93%   93.78%   76.92%    39.91%   85.91%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.39% for the year ended March 31, 1998 and 1.47% for the year ended March 31, 1997.
     Prior to 1997, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

CLASS B

                                                                                        DECEMBER 5, 1994
                                                                                          (COMMENCEMENT
                                                           YEAR ENDED                    OF OPERATIONS)
                                                            MARCH 31,                        THROUGH
                                                 -------------------------------            MARCH 31,
                                                    1998       1997      1996                 1995
                                                    ----       ----      ----                 ----
Net Asset Value, Beginning of Period............      $4.68      $4.81      $4.85              $4.80
                                                      -----      -----      -----              -----
INCOME FROM INVESTMENT  OPERATIONS
   Net Investment Income........................       0.33       0.36       0.40               0.11
   Net Gains or Losses on                              0.10      (0.07)      -                  0.05
                                                      -----      -----      -----              -----
     Securities (both realized and unrealized)..
       Total From  Investment Operations........       0.43       0.29       0.40               0.16
                                                      -----      -----      -----              -----
LESS DISTRIBUTIONS
   Dividends (from net investment income).......      (0.33)     (0.36)     (0.40)             (0.11)
   Returns of Capital...........................      (0.05)     (0.06)     (0.04)              -
                                                      -----      -----      -----              -----
       Total Distributions......................      (0.38)     (0.42)     (0.44)             (0.11)
                                                      -----      -----      -----              -----
Net Asset Value, End of Period..................      $4.73      $4.68      $4.81              $4.85
                                                      =====      =====      =====              =====
TOTAL RETURN (1)................................       9.53%      6.26%      8.68%             4.28%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (000 omitted)......    $21,624    $10,217     $6,599            $1,900
   Ratio of Expenses to Average Net Assets......       2.16%(2)   2.30%(2)   2.32%             2.36%*
   Ratio of Net Income to Average Net Assets....       6.35%      7.28%      8.11%             8.66%*
   Portfolio Turnover Rate (3)..................      71.54%     66.10%    118.34%            98.94%

 (1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 (2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.15% for the year ended March 31, 1998 and 2.29% for the year ended March 31, 1997. Prior to 1997, such reductions were reflected in the expense ratios.
 (3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

  *  Annualized

CLASS C
                                                AUGUST 12, 1997
                                               (COMMENCEMENT OF
                                                   OPERATIONS)
                                                    THROUGH
                                                    MARCH 31,
                                                      1998
                                                      ----
Net Asset Value,
   Beginning of Period......................           $4.71
                                                      ------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income....................            0.16
   Net Gains or Losses on Securities
     (both realized and unrealized).........            0.10
                                                      ------
       Total From Investment
          Operations........................            0.26
                                                      ------
LESS DISTRIBUTIONS
   Dividends (from net
     investment income).....................           (0.16)
   Returns of Capital.......................           (0.05)
                                                      ------
       Total Distributions..................           (0.21)
Net Asset Value,
   End of Period............................           $4.76
                                                       =====
TOTAL RETURN (1)............................            5.61%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period
     (000 omitted)..........................          $1,928
   Ratio of Expenses to
     Average Net Assets.....................            2.09%(2)*
   Ratio of Net Income to
     Average Net Assets.....................            6.42%*
   Portfolio Turnover Rate (3)..............           71.54%


 (1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 (2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 2.08% for the period ended March 31, 1998.
 (3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.
 *   Annualized

                       INVESTMENT OBJECTIVES AND POLICIES

         GENERAL. The Fund's primary investment objective is to achieve a high level of current income. Secondarily, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective. There is no assurance the Fund will succeed in achieving its objectives. The Fund principally invests in high yield, high risk, fixed-income securities.

         Consistent with the Fund's principal investment objective, it is anticipated that under normal conditions at least 80% of the Fund's total assets will be invested in fixed-income securities and at least 65% of the Fund's total assets will be invested in high income securities. Fixed-income securities include convertible and non-convertible debt securities and preferred stock. The Fund's remaining assets may be held in cash or short-term instruments, or invested in common stocks or other equity securities when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income and equity securities. The Fund may invest in zero coupon, pay-in-kind and deferred interest bonds.

         The market value of fixed-income securities will generally be affected by changes in the level of interest rates. Increases in interest rates tend to reduce the market value of fixed-income investments and declines in interest rates tend to increase their value. Moreover, debt issues with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation or depreciation than securities with shorter maturities. Low or unrated securities tend to have a limited market other than institutional investors and therefore may have less liquidity than higher rated securities. This could, at times, cause the Fund difficulty in disposing of such securities at favorable prices. Fluctuations in the market value of the Fund's portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. In addition, the future earning power of an issuer and its ability to service its debt may affect the market price of higher yielding debt.

         There are market and investment risks with any security and the value of an investment in the Fund will fluctuate over time. In seeking to achieve its investment objectives, the Fund will invest in fixed-income securities based on the Sub-Adviser's analysis without relying on any ratings published by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The Fund will invest in a particular security if, in the Sub-Adviser's view, the increased yield offered, regardless of published ratings, is sufficient to compensate for the assumed risk. Since many investments will be based upon the Sub-Adviser's analysis rather than on the basis of published ratings, achievement of the Fund's goals may depend more upon the abilities of the Sub-Adviser than would otherwise be the case. The higher yield, higher risk securities the Fund seeks, whether rated or unrated, are speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated fixed-income securities. See "High Yield, High Risk Debt Securities" below for a discussion of various risk factors related to high yield, high risk, fixed-income securities.

         HIGH YIELD, HIGH RISK DEBT SECURITIES. As discussed above, the Fund may invest in low rated securities offering high current income. The higher yields that the Fund seeks are generally obtainable from bonds rated in the lower categories by recognized rating services and from unrated securities. The Fund invests a substantial portion of its assets in fixed-income securities rated Ba or lower by Moody's, BB or lower by S&P, or which are unrated by these agencies. The Fund may invest in D rated (defaulted) obligations. Bonds rated Ba or BB or lower are below investment grade and are referred to in the financial community as "junk bonds". At times the portfolio may contain a larger proportion of higher rated securities when the Sub-Adviser deems such holdings to provide a more advantageous return. A brief description of the bond ratings of these two services is contained herein under "Portfolio Composition". A more complete description is contained in the Appendix.

         High yield, high risk debt securities are considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual credit developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic, political and industry conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower rated bonds and the high yield, high risk market may depress the prices for such securities. If such negative factors adversely impact the market value of high yield, high risk securities, the portfolio's net asset value will be adversely affected.

         High yield, high risk bonds may be issued in a variety of circumstances. Some of the more common circumstances are issuance by corporations in the growth stage of their development, in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high yielding, high risk bonds often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the bonds of such issuers generally is greater than is the case with higher rated bonds. For example, during an economic downturn or recession, highly leveraged issuers of high yield, high risk bonds may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yielding bonds because such bonds are generally unsecured and are often subordinated to other creditors of the issuer. The costs associated with recovering principal and interest once a security has defaulted may impact the return to holders of the security. If the Fund experiences unexpectedly large net redemptions, it may be forced to sell high yield, high risk bonds out of the portfolio without regard to the investment merits of such sales. This could decrease the Fund's rate of return.

         The Fund may have difficulty disposing of certain high yield, high risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high yield, high risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

         Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower yielding bonds, resulting in a decreased return. Zero coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds which pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. The Fund has no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to distribute such income to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under potentially adverse circumstances. See "Federal Income Taxes".

         The investment philosophy of the Fund with respect to high yield, high risk bonds is based on the premise that over the long term a broadly diversified portfolio of high yield, high risk fixed-income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher rated securities. The Fund seeks to achieve a high yield while reducing relative risk through (a) diversification, (b) credit analysis of the issuers in which the Fund invests, (c) purchasing high yield securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. Ratings assigned by credit agencies do not evaluate market risks. The Sub-Adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of general economic and financial conditions. This includes analysis and evaluations of a specific issuer's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, fair market value of the issuer's assets and such other considerations as the Sub-Adviser may deem appropriate. The Sub-Adviser, while seeking to maximize current yield, will monitor current developments with respect to portfolio securities, potential investments and broad trends in the economy. Achievement of the Fund's investment objectives will be more dependent upon the Sub-Adviser's credit analysis than would be the case for funds predominately investing in higher rated bonds. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. There is, however, no assurance that the Fund's objectives will be achieved or that the Fund's approach to risk management will protect shareholders against loss.

         PORTFOLIO COMPOSITION. The table below reflects the Fund's portfolio composition by quality rating for the year ended March 31, 1998, calculated on the basis of the average weighted ratings of all bonds held at year end. The table reflects the percentage of total assets represented by fixed-income securities rated by Moody's or S&P, by unrated fixed-income securities and by other assets. The percentages shown reflect the higher of the Moody's or S&P rating. U.S. Government Securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Other assets may include money market instruments, repurchase agreements, equity securities, net payables and receivables and cash. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio quality ratings will change over time.

    COMPOSITION OF THE FUND'S PORTFOLIO BY QUALITY RATING AS A PERCENTAGE OF
                       TOTAL NET ASSETS AT MARCH 31, 1998

                                                    FUND'S ASSESSMENT OF
MOODY'S/S&P RATING CATEGORY           PERCENTAGE    NON-RATED SECURITIES   GENERAL DEFINITION OF BOND QUALITY
-------------------------------------------------------------------------------------------------------------
Aaa/AAA ............................    7.13%               0.00%          Highest quality
Aa/AA   ............................    6.39%               0.00%          High quality
A/A     ............................    0.41%               0.00%          Upper medium grade
Baa/BBB ............................    3.73%               0.00%          Medium grade
Ba/BB   ............................   10.97%               0.51%          Some speculative elements
B/B     ............................   37.20%              12.20%          Speculative
Caa/CCC ............................    4.14%               0.15%          More speculative
Ca, C/CC, C, D......................    0.13%               0.35%          Very speculative, may be in default
Not Rated...........................   13.21%               0.00%          Not rated by Moody's or S&P
Common and Preferred Stock..........    2.15%               0.00%
Short-term Investments..............   14.54%               0.00%
                                      ------               -----
                                      100.00%              13.21%

         The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth in the Appendix. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

         RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities, i.e., securities which, if sold, would cause the Fund to be deemed an "underwriter" under the Securities Act of 1933 (the "1933 Act") or which are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

         The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Advisers, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Advisers will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and Sub-Advisers and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         FOREIGN SECURITIES AND "WHEN ISSUED" SECURITIES. The Fund may invest in foreign securities which are payable in U.S. dollars. Also the Fund may, from time to time, invest in securities on a "when issued" or a "delayed delivery" basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. No payment is made until delivery is made which may be up to 60 days after purchase. If delivery of the obligation does not take place, no purchase will result and the transaction will be terminated. Such transactions are considered to involve more risk than immediate cash transactions. As a matter of non-fundamental policy, any investment in foreign securities or on a when issued or delayed delivery basis will not be made if such investment would cause more than 5% of the value of the Fund's net assets to be invested in either of such types of investments.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days, and may make repurchase agreement transactions through a joint account with other funds, which have the same investment adviser. A repurchase agreement, as referred to herein, involves a sale of securities to the Fund, with the concurrent agreement of the seller (a bank or securities dealer which the Adviser or Sub-Advisers determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible loss of all or a part of the income during this period, and (c) expenses of enforcing its rights.

         BORROWING. The Fund may not borrow money except from banks for extraordinary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of borrowing. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing.

         TEMPORARY DEFENSIVE INVESTMENTS. When market conditions dictate a more defensive strategy, the Fund may temporarily, without limitation, hold cash or invest in short-term money market instruments. The yield on these instruments will generally be lower than the yield on the Fund's regular portfolio.

         PORTFOLIO TRANSACTIONS. The Adviser and Sub-Advisers are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund may trade to some degree in securities for the short-term and may sell securities to buy others with greater income or profit potential or when it has realized a profit and the proceeds can be more advantageously utilized. The Fund may also sell a security when the Adviser or Sub-Advisers believe such security will no longer continue to provide a relatively high current yield or involves undue risk, or when the Adviser or Sub-Advisers deem it advisable to take a more defensive position or return to a more aggressive stance. Because of the Fund's policies, the Fund's portfolio turnover rate will vary. A higher portfolio turnover rate could require the payment of larger amounts in brokerage commissions. However, it is anticipated that most securities transactions will be principal transactions, in which no brokerage commissions are incurred. The Adviser and Sub-Advisers are authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange, which may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. Research services and placement of orders by securities firms for shares of the Fund may be taken into account as a factor in placing portfolio transactions. Portfolio turnover rates are set forth in "Financial Highlights".

         FUNDAMENTAL POLICIES. The Fund has adopted certain investment restrictions set forth in the Statement of Additional Information as fundamental policies. These restrictions and the Fund's investment objectives are fundamental policies and may not be changed unless authorized by a vote of the shareholders. All other policies are non-fundamental and may be changed without shareholder approval. Except for the restriction with respect to illiquid securities, any percentage restrictions set forth in the prospectus or in the Statement of Additional Information apply as of the time of investment without regard to later increases or decreases in the values of securities or total net assets.

                     ADVISER, SUB-ADVISERS AND DISTRIBUTOR

         Davis Selected Advisers, L.P. (the "Adviser") whose principal office is at 124 East Marcy Street, Santa Fe, New Mexico 87501, serves as the investment adviser of the Fund. Venture Advisers, Inc. is the Adviser's sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. Subject to the direction and supervision of the Board of Directors, the Adviser manages the business operations of the Fund. Davis Distributors, LLC (the "Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the Fund's shares. As discussed below, the Adviser has hired Stamper Capital & Investments, Inc. (the "Sub-Adviser") as sub-adviser for the Fund. Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly owned subsidiary of the Adviser, performs research and other services for the Fund on behalf of the Adviser under a Sub-Advisory Agreement with the Adviser. This Agreement does not affect the services provided by Stamper Capital & Investments. The Adviser also acts as investment adviser for Davis Tax-Free High Income Fund, Inc., Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Distributor also acts as the principal underwriter for the Davis and Selected Funds.

         The Fund pays the Adviser a fee at the annual rate of 0.70% on average net assets up to $250 million, 0.60% on the next $250 million of average net assets and 0.55% on average net assets over $500 million. This fee is higher than that of most other mutual funds but is not necessarily higher than that paid by funds with similar objectives. The Fund also reimburses the Adviser for its costs of providing certain accounting and financial reporting, shareholder services and compliance with state securities laws. Under the Sub-Advisory Agreement with DSA-NY, the Adviser pays all of DSA-NY's direct and indirect costs of operations. All the fees paid to DSA-NY are paid by the Adviser and not the Fund.

         Stamper Capital & Investments, Inc. (the "Sub-Adviser"), is a Sub-Adviser for the Fund and manages the Fund's day to day investment operations. The Fund pays no fees directly to the Sub-Adviser. All the fees paid to Stamper Capital are paid by the Adviser and not the Fund. The Sub-Adviser receives from the Adviser a fee equal to 30% of the fees received by the Adviser from the Fund. The Sub-Adviser also provides investment advisory services to Davis Tax-Free High Income Fund, Inc., employee benefit plans, institutions, trusts and individuals. The Sub-Adviser's offices are located at 380 Foam Street, Suite 205, Monterey, CA 98940. B. Clark Stamper is the controlling shareholder of the Sub-Adviser.

         PORTFOLIO MANAGEMENT. B. Clark Stamper has been the primary portfolio manager of the Fund since June, 1990. In the spring of 1995 he established Stamper Capital & Investments, Inc. Prior to the spring of 1995, Mr. Stamper was a Senior Vice President of the Adviser's General Partner and a Vice President of all of the Davis Funds. He has also been the primary portfolio manager of Davis Tax-Free High Income Fund, Inc., (a high yield municipal bond fund) since June, 1990. He was the primary portfolio manager of Davis Series, Inc.'s

Government Bond Fund, (a U.S. Government Securities income fund) from June, 1990 until April 30, 1995. He was the primary portfolio manager of Selected Capital Preservation Trust's U.S. Government Income Fund from May 1, 1993 until April 30, 1995.

         YEAR 2000 ISSUES. Like all financial service providers, the Adviser, Sub-Advisers, Distributor and third parties providing transfer agent, custodial and other services (jointly the "Service Providers") utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by the Service Providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Service Providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for that event.

                               DISTRIBUTION PLANS

         Davis Distributors, LLC is reimbursed by the Fund for some of its distribution expenses through Distribution Plans which have been adopted with respect to the Class A, Class B and Class C shares and approved by the Fund's Board of Directors in accordance with Rule 12b-1 under the Investment Company Act of 1940. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares.

         Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling Fund shares, servicing shareholders and maintaining shareholder accounts. Where a commission is paid for purchases of $1 million or more of Class A shares and as long as the limits of the distribution plan have not been reached, such payment is also made from 12b-1 distribution fees received from the Fund. Normally, such fees are at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of the Fund. Payments under the Class A Distribution Plan may also be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains. See "Purchase of Shares".

         Payments under the Class B Distribution Plan are limited to an annual rate of 1% of the average daily net asset value of the Class B shares. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B Shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Fund with respect to sales by the Distributor to officers, directors and full-time employees of the Fund, the Distributor, the Adviser, the Adviser's general partner, or DSA-NY. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of shareholder accounts.

         If, due to the foregoing payment limitations, the Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Fund. The Distributor intends to seek full payment from the Fund of any excess amounts with interest at 1% over the prime rate at such future date when and to the extent such payments on new sales would not be in excess of the limitations. The Fund is not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the directors of the Fund who are not interested persons of the Distributor or the Fund and have no direct or indirect financial interest in the Class B Distribution Plan (the "Independent Directors"). If the Class B Distribution Plan is terminated, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts. As of March 31, 1998, the Distributor paid $582,180 in commissions for which the Distributor had not yet received reimbursement.

         Payments under the Class C Distribution Plan are also limited to an annual rate of 1% of the average daily net asset value of the Class C shares, and are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions and service and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of shareholder accounts.

         In addition, to the extent that any investment advisory fees paid by the Fund may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Plans authorize the payment of such fees.

         Each of the Distribution Plans may be terminated at any time by vote of the Independent Directors or by vote of the respective class. Payments pursuant to a Distribution Plan are included in the operating expenses of the class.

         As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services in respect to the Fund and/or its shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, Class B and Class C Distribution Plans.

         In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Davis Funds managed by the Adviser during a specified period of time.

         Shares of the Fund may also be sold through banks or bank-affiliated dealers. Any determination that such banks or bank-affiliated dealers are prohibited from selling shares of the Fund under the Glass-Steagall Act would have no material adverse effects on the Fund. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

                               PURCHASE OF SHARES

         GENERAL. You can purchase Class A, Class B or Class C shares of the Fund from any dealer or other person having a sales agreement with the Distributor.

         There are three ways to make an initial investment in the Fund. One way is to fill out the Application Form included in this Prospectus and mail it to State Street Bank and Trust Company ("State Street") at the address on the Form. The dealer must also sign the Form. Your dealer or sales representative will help you fill out the Form. All purchases made by check should be in U.S. dollars (minimum $1,000, except $250 for retirement plans) and made payable to THE DAVIS FUNDS, or in the case of a retirement account, the custodian or trustee. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

         Another way to make an initial investment is to have your dealer order and pay for the shares. In this case, you must pay your dealer. The dealer can order the shares from the Distributor by telephone or wire. You can also use this method for additional investments of at least $1,000.

         The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. A completed Plan Adoption Agreement or Application Form should be mailed to State Street after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                        State Street Bank and Trust Company
                        Boston,  MA 02210
                        Attn.: Mutual Fund Services
                        DAVIS HIGH INCOME FUND, INC.
                        Shareholder Name
                        Shareholder Account Number
                        Federal Routing Number 011000028
                        DDA Number 9904-606-2

         After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to "The Davis Funds" to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o the Davis Funds, 66 Brooks Drive, Braintree, MA 02184. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a form which State Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in shares of the Fund. If you know your account number, you should also give it to State Street.

         The Fund does not issue certificates for Class A shares unless you request a certificate each time you make a purchase. Certificates are not issued for Class B or Class C shares or for accounts using the Automatic Withdrawal Plan. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Fund by State Street. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

         ALTERNATIVE PURCHASE ARRANGEMENTS. The Fund offers four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase and do not have a conversion feature. Class Y shares are offered through a separate prospectus to (i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. For more information about the Class Y shares, call the Fund at 1-800-279-0279.

         Depending on the amount of the purchase and the anticipated length of time of investment, investors may choose to purchase one class of shares rather than another. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or Class C shares, in which case 100% of the purchase price is invested immediately. The Fund will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Fund will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value. See also "Distribution Plans" for more information.

         Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Fund at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.

         CLASS A SHARES. Class A shares are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table.

                                                                                    CUSTOMARY
                                                                 SALES CHARGE       CHARGE AS       CONCESSION TO
                                                                      AS           APPROXIMATE      YOUR DEALER AS
                                                                  PERCENTAGE       PERCENTAGE         PERCENTAGE
                                                                  OF OFFERING       OF AMOUNT        OF OFFERING
AMOUNT OF PURCHASE                                                   PRICE          INVESTED            PRICE
------------------                                                   -----          --------            -----
$99,999 or less       ..........................................       4 3/4%           5.0%               4%
$100,000 to $249,999  ..........................................       3 1/2%           3.6%               3%
$250,000 to $499,999  ..........................................       2 1/2%           2.6%               2%
$500,000 to $749,999  ..........................................       2%               2.0%             1 3/4%
$750,000 to $999,999  ..........................................       1%               1.0%            3/4 of 1%
$1,000,000 or more    ..........................................       0%               0.0%               0%*

* On purchases of $1 million or more, the investor pays no front-end sales charge, but a contingent deferred sales charge of 0.75% is imposed if shares purchased at net asset value without a sales load after August 1, 1997 are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:

  PURCHASE AMOUNT                                                COMMISSION
  ---------------                                                ----------
First   $3,000,000................................................  .75%
Next    $2,000,000................................................  .50%
Over    $5,000,000................................................  .25%

         Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Fund and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

         There are a number of ways to reduce the sales charge on the purchase of Class A shares, as set forth below.

         (i) Family Purchases: Purchases made by an individual, such individual's spouse and children under 21 are combined and treated as a purchase of a single person.

         (ii) Group Purchases: The purchases of an organized group, whether or not incorporated, are combined and treated as the purchase of a single person. The organization must have been organized for a purpose other than to purchase shares of mutual funds.

         (iii) Purchases for Employee Benefit Plans: Trusteed or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

         (iv) Purchases under a Statement of Intention: By executing the "Statement of Intention" included in the Application Form at the back of the Prospectus, purchases of Class A shares of $100,000 or more made over a 13-month period may be made at the applicable price for the aggregate shares actually purchased during the period. Please see "Terms and Conditions" at the back of this prospectus.

         (v) Rights of Accumulation: If you notify your dealer or the Distributor, you may include the Class A, B and C shares you already own (except shares of Davis Government Money Market Fund) in calculating the price applicable to your current purchase.

         (vi) Combined Purchases with other Davis Funds: Purchases of Class A shares of the Fund may be combined with your purchases of Class A shares of other Davis Funds, including Davis New York Venture Fund, Davis Growth & Income Fund., Davis Tax-Free High Income Fund, Davis International Total Return Fund, and all funds offered by Davis Series, Inc. (other than Davis Government Money Market Fund), separately or under combined Statements of Intention or Rights of Accumulation to determine the price applicable to your purchases of Class A shares of the Fund.

         (vii) Sales at Net Asset Value: The sales charge will not apply to:
(1) Class A shares purchased through the automatic reinvestment of dividends and distributions (see "Dividends and Distributions"); (2) Class A shares purchased by directors, officers and employees of any fund for which the Adviser acts as investment adviser or officers and employees of the Adviser, Sub-Advisers or Distributor including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (3) Class A shares purchased by any registered representatives, principals and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor; (4) initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity; (5) Class A shares purchased by any single account covering a minimum of 250 participants (this 250 participant minimum may be waived for certain fee based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code or a plan established under section 403(b), 457 or 501(c)(9) of such Code or "rabbi trusts"; (6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor or by investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency. Investors may be charged a fee if they effect purchases in Fund shares through a broker or agent. The Fund may also issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company.

         CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually reallows commissions to firms responsible for the sale of such shares. See "Distribution Plans". With certain exceptions described below, the Fund imposes a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. However, on Class B shares of the Fund which are acquired in exchange from Class B shares of other Davis Funds which were purchased prior to December 1, 1994, the Fund will impose a deferred sales charge of 4% on shares redeemed during the first calendar year after purchase; 3% on shares redeemed during the second calendar year after purchase; 2% on shares redeemed during the third calendar year after purchase; and 1% on shares redeemed during the fourth calendar year after purchase, and no deferred sales charge is imposed on amounts redeemed after four calendar years from purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class's average daily net asset value. The Fund will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

         Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets as described in the Statement of Additional Information.

         CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge upon redemption. Class C shares do not have a conversion feature. The Fund will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

         The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Fund during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

         CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from (a) increases in the value of shares redeemed above the net cost of such shares or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

         The CDSC on Class A, B, and C Shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed; (b) in the event of the death of the shareholder (including a registered joint owner); (c) for redemptions made pursuant to an automatic withdrawal plan in an amount, on an annual basis, up to 12% of the value of the account at the time the shareholder elects to participate in the automatic withdrawal plan; (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of contributions to avoid tax penalty; (e) on redemptions of shares sold to directors, officers and employees of any Fund for which the Adviser acts as investment adviser or officers and employees of the Adviser, Sub-Adviser or Distributor including former directors and officers and immediate family members of all of the foregoing, and any employee benefit or payroll deduction plan established by or for such persons; (f) on redemptions pursuant to the right of the Fund to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount; (g) certain other exceptions related to defined contribution plans as described in the Statement of Additional Information.

         PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g. 401(k), profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs, non-deductible IRAs, including "Roth IRAs", and educational IRAs) and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Fund and other Davis Funds as their investment vehicle. State Street acts as custodian or trustee for the plans and charges the participant $10 to establish each account and an annual maintenance fee of $10 per social security number. Such fees will be redeemed automatically at year end from your account, unless you elect to pay the fee directly.

         AUTOMATIC INVESTMENT PLAN. You may arrange for automatic monthly investing whereby State Street will be authorized to initiate a debit to your bank account of a specific amount (minimum $25) each month which will be used to purchase Fund shares. The account minimums of $1,000 for non-retirement accounts and $250 for retirement accounts will be waived if, pursuant to the automatic investment plan, the account balance will meet the minimum investment requirements within twelve months of the initial investment. For institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the 4th and 28th day of each month. After each automatic investment, you will receive a transaction confirmation and the debit should be reflected on your next bank statement. You may terminate the Plan at any time. If you desire to utilize this plan, you may use the appropriate designation on the Application Form.

         DIVIDEND DIVERSIFICATION PROGRAM. You may also establish a dividend diversification program which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements set forth below. You must receive a current prospectus for the other fund or funds prior to investment. Shares will be purchased at the chosen fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value of at least $250 and all subsequent investments must be at least $25. This program can be amended or terminated at any time, upon at least 60 days' notice. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

                              TELEPHONE PRIVILEGE

         Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE FUND SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Fund may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions, we may have difficulty in accepting telephone requests in which case you should contact us by mail. See "Exchange of Shares - By Telephone," "Redemption of Shares - By Telephone" and "Redemption of Shares - Expedited Redemption Privilege".

                               EXCHANGE OF SHARES

         GENERAL. The exchange privilege is a convenient way to buy shares in other Davis Funds in order to respond to changes in your goals or in market conditions. If such goals or market conditions change, the Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt, government and corporate bond funds, and a money market fund. However, the Fund is intended as a long-term investment and is not intended for short-term trades. Shares of a particular class of the Fund may be exchanged only for shares of the same class of another Davis Fund except that Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund. All of the Davis Funds offer Class A, Class B and Class C shares. The shares to be received upon exchange must be legally available for sale in your state. The net asset value of the initial shares being acquired must be at least $1,000 unless such exchange is under the Automatic Exchange Program described below. See "Purchase of Shares--Alternative Purchase Arrangements" for Class Y eligibility requirements.

         Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee applicable at the time of exchange will continue to apply to any shares acquired upon exchange.

         Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares". A signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a signature guarantee may be required. See "Redemption of Shares". Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

         An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same fund is not a taxable event.

         The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Currently, more than four exchanges out of the Fund during a twelve month period are not permitted without the prior written approval of the Distributor. The Fund reserves the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

         BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

         AUTOMATIC EXCHANGE PROGRAM. The Fund also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen fund's applicable price. If you would like to participate in this program, you may use the appropriate designation on the Application Form.

                              REDEMPTION OF SHARES

         GENERAL. You can redeem, or sell back to the Fund, all or part of your shares at any time at net asset value less any applicable sales charges. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are being redeemed.

         Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

         If shares to be redeemed are represented by a certificate, the certificate, signed by the owner or owners, must be sent to State Street with the request.

         For the protection of all shareholders, the Fund also requires that signatures appearing on a share certificate, stock power or redemption request where the proceeds would be more than $50,000, must be guaranteed by a bank, credit union, savings association, securities exchange, broker, dealer or other guarantor institution. A signature guarantee is also required in the event that any modification to the Fund's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations such as where corporations, trusts or estates are involved, additional documents may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures or if such guarantor is not a member or participant of a signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A signature guarantee on redemption requests where the proceeds would be $50,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days. All notifications of address changes must be in writing.

         Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares by bank wire or federal funds.

         Redemptions are ordinarily paid to you in cash. However, the Fund's Board of Directors is authorized to decide that conditions exist making cash payments undesirable, although the Board has never reached such a decision. If the Board should decide to make payment in other than cash, redemptions could be paid in securities, valued at the value used in computing the Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

         Your shares may also be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place any repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No charge is payable if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase.

         EXPEDITED REDEMPTION PRIVILEGE. Investors with accounts other than prototype retirement plans and IRAs may designate on the Expedited Redemption Privilege Form (included in this prospectus), an account with any commercial bank and have the cash proceeds from redemptions sent, by either wire or electronically through the Automated Clearing House system ("ACH"), to a pre-designated bank account. State Street will accept instructions to redeem shares and make payment to a pre-designated commercial bank account by (a) written request signed by the registered shareholder, (b) telephone request by any Qualified Dealer to Davis

Distributors, LLC (1-800-279-0279), and (c) by facsimile request by the shareholder to State Street. At the time of redemption, the shareholder must request that federal funds be wired or transferred by ACH to the bank account designated on the application. The redemption proceeds under this procedure may not be directed to a savings bank, savings and loan or credit union account except by arrangement with its correspondent bank or unless such institution is a member of the Federal Reserve System. The Distributor, in its discretion, may limit the amount that may be redeemed by a shareholder in any day under the Expedited Redemption Privilege to $25,000. There is a $5 charge by State Street for wire service, and receiving banks may also charge for this service. Payment by ACH will usually arrive at your bank two banking days after you call. Payment by wire is usually credited to your bank account on the next business day after your call. The Expedited Redemption Privilege may be terminated, modified or suspended by the Fund at any time. See "Telephone Privilege".

         The name of the registered shareholder and corresponding Fund account number must be supplied. The Expedited Redemption Privilege Form provides for the appropriate information concerning the commercial bank and account number. Changes in ownership, account number (including the identity of your bank) or authorized signatories of the pre-designated account may be made by written notice to State Street with your signature, and those of new owners or signers on the account, guaranteed by a commercial bank or trust company. Additional documentation may be required to change the designated account when shares are held by a corporation, partnership, executor, administrator, trustee or guardian.

         BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

         The check can only be issued for up to $25,000;
         The check can only be issued to the registered owner (who must be an individual);
         The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

         AUTOMATIC WITHDRAWALS PLAN. Under the Automatic Withdrawals Plan, you can indicate to State Street how many dollars you would like to receive each month or each quarter. Your account must have a value of at least $10,000 to start a plan. Shares are redeemed so that you will receive the payment you have requested approximately on the 25th day of the month. Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Fund initially acquired by exchange from any of the other Davis Funds, will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program, any applicable CDSCs will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. Your Automatic Withdrawals Plan may be terminated by you at any time without charge or penalty. The Fund reserves the right to terminate or modify the Automatic Withdrawals Plan at any time.

         INVOLUNTARY REDEMPTIONS. To relieve the Fund of the cost of maintaining uneconomical accounts, the Fund may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Fund will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

         SUBSEQUENT REPURCHASES. After some or all of your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same class of the Fund's shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any applicable CDSC assessed on such shares will be returned to the account. Shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and conversion period. This can be done by sending the Fund or the Distributor a letter, together with a check for the reinstatement amount. The letter must be received, together with the payment, within 30 days after the redemption or repurchase. You can only use this privilege once.

                        DETERMINING THE PRICE OF SHARES

         NET ASSET VALUE. The net asset value per share of each class is determined daily by dividing the total value of investments and other assets, less any liabilities by the total outstanding shares. The net asset value of the Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4:00 p.m., Eastern Time, on each day that the Exchange is open for trading.

         The price per share for purchases or redemptions made directly through State Street normally is such value next computed after State Street receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time and (ii) promptly transmit the order to State Street. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares".

         VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. (Pricing services generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. Short-term securities maturing in 60 days or less will be valued at amortized cost (unless the Board of Directors determines that amortized cost would not represent a fair value). If there is a material difference in the market value and amortized cost value of short-term securities, market value will be used. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

                          DIVIDENDS AND DISTRIBUTIONS

         There are two sources for the payments made to you by the Fund. The first is net investment income. Payments from this source are made monthly. The second source is realized capital gains, distribution of which is paid at least annually. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will receive monthly confirmation statements for dividends which are not reinvested. You will also receive confirmations after each purchase (other than through dividend reinvestment) and after each redemption. Because Class B and Class C shares incur higher distribution services fees and bear certain other expenses, such shares will have higher expense ratios and will pay correspondingly lower dividends than Class A shares. For tax purposes, information concerning distributions will be mailed annually to shareholders.

         The Fund currently declares monthly distributions based on the Adviser's projections of estimated net investment income. The amount of each distribution may differ from actual net investment income determined in accordance with generally accepted accounting principles. The Fund at times may continue to pay distributions based on expectation of future investment results and to provide stable distributions for its shareholders even though, as a result of temporary market conditions or other factors, the Fund may have failed to achieve projected investment results for a given period. In such cases, the Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders who do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment.

         Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

                              FEDERAL INCOME TAXES

         This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of foreign, federal, state and local taxes on an investment in the Fund.

         The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distributed earnings required under the Code exceed the amount distributed, an excise tax equal to 4% of the excess will be imposed on the Fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

         Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

         Interest on indebtedness incurred by non-corporate shareholders to purchase or carry shares of the Fund will be deductible only up to the amount of the shareholders' net investment income.

                                  FUND SHARES

         Shares issued by the Fund are currently divided into four classes, Class A, Class B, Class C and Class Y shares. The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of the Fund represents an interest in the assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan which pertains to a particular class and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Fund can elect all of the directors of the Fund. Due to the differing expenses of the classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information about Class Y shares, call the Fund at 1-800-279-0279 to obtain the Class Y prospectus.

         In accordance with Maryland law and the Fund's By-laws, the Fund does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the Investment Company Act of 1940 or when otherwise called for special purposes. Special shareholder meetings may be called upon the written request of shareholders holding at least 10% of the voting power of the Fund.

                                PERFORMANCE DATA

         From time to time, the Fund may advertise information regarding its performance. Such information may consist of its "yield," "distribution rate," "average annual total return" and "total return" and will be calculated separately for each class. These performance figures are based upon historical results and are not intended to indicate future performance.

         "Yield" is computed by dividing the net investment income per share (as defined in applicable regulations of the Securities and Exchange Commission) during a specified 30-day period by the maximum offering price per share on the last day of such period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year-period. The yield formula annualizes net investment income by providing for semi-annual compounding.

         "Distribution rate" is determined by dividing the income dividends per share for a stated period by the net asset value per share on the last day of such period. Distribution rates published are measures of the level of income dividends distributed during a specified period. Thus, such rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of the Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

         "Average annual total return" refers to the Fund's average annual compounded rate of return over a stated period that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

         "Total return" refers to the Fund's compounded rate of return over a stated period that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment. Total return is not annualized. In the event the Fund advertises its total return or average annual total return, the stated periods will be one, five and ten years, and may also include longer or shorter periods, including the life of the Fund. The computation of total and average annual total return assumes reinvestment of all dividends and distributions, and deduction of all charges and expenses. In addition, a table showing the performance of an assumed investment of $10,000 may be used from time to time.

         The Fund may also quote average annual total return and total return on net asset value. Such data will be calculated substantially as described above except that sales charges will not be deducted.

         In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications.

         The Fund's 1998 Annual Report contains additional performance information and will be made available upon request and without charge.

                             SHAREHOLDER INQUIRIES

         Shareholder inquiries should be directed to Davis Distributors, LLC, by writing to State Street Bank and Trust Company, c/o the Davis Funds, P.O. Box 8406, Boston, MA 02266-8406 or by calling 1-800-279-0279. Davis Direct Access is the Davis Funds' automated telephone system that enables shareholders to perform a number of account transactions automatically by using a touch-tone phone. Shareholders may obtain Fund and account specific information and make purchases, exchanges and redemptions.

                                    APPENDIX
                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S MUNICIPAL AND CORPORATE BOND RATINGS

         Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than Aaa securities.

         A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

         Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

         AAA--Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC--The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI--The rating CI is reserved for income bonds on which no interest is being paid.

         D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION  (CLASS A SHARES ONLY)

TERMS OF ESCROW:

1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC acts as distributor, according to the terms of this prospectus, I hereby authorize State Street to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC the difference in the dollar amount of sales charge actually paid by me and the sales charge which I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC or my dealer, State Street will redeem an appropriate number of the escrowed shares in order to realize such difference.

5. I hereby irrevocably constitute and appoint State Street my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7. The duties of State Street are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings which may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

8. If my total purchases are more than the intended purchases and such total is sufficient to qualify for an additional quantity discount, a retroactive price adjustment shall be made for all purchases made under such Statement to reflect the quantity discount applicable to the aggregate amount of such purchases during the thirteen-month period.

                               TABLE OF CONTENTS


                                                                           PAGE
Summary....................................................................  2
Financial Highlights.......................................................  4
Investment Objectives and Policies.........................................  8
Adviser, Sub-Advisers and Distributor...................................... 13
Distribution Plans......................................................... 14
Purchase of Shares......................................................... 16
Telephone Privilege........................................................ 21
Exchange of Shares......................................................... 21
Redemption of Shares....................................................... 22
Determining the Price of Shares............................................ 25
Dividends and Distributions................................................ 25
Federal Income Taxes....................................................... 26
Fund Shares................................................................ 26
Performance Data........................................................... 27
Shareholder Inquiries...................................................... 28
Appendix - Quality Ratings of Debt Securities.............................. 29

PROSPECTUS                                                       AUGUST 1, 1998
CLASS Y SHARES

                          DAVIS HIGH INCOME FUND, INC.
                             124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279


MINIMUM INVESTMENT                                 PLANS AVAILABLE
Initial Purchase $5,000,000                            Exchange Privilege
Wrap Fee Program Minimum
Investment subject to Sponsor's Minimums


         Davis High Income Fund, Inc. (the "Fund") seeks primarily to achieve a high level of current income. The Fund also seeks to achieve capital growth so long as such objective is consistent with its primary objective. THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," WHICH ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. Investors should carefully consider these risks before investing. See "Investment Objectives and Policies."

         The Fund offers four classes of shares, Class A, B, C and Y, each having different expense levels and sales charges. This Prospectus provides information regarding the Class Y shares offered by the Fund. Class Y shares are offered only to certain qualified purchasers, as described in this Prospectus. Class A, Class B and Class C shares are offered under a separate prospectus.

         This Prospectus concisely sets forth information about the Class Y shares of the Fund that prospective investors should know before investing. It should be read carefully and retained for future reference. A Statement of Additional Information dated August 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement of Additional Information and other information may be obtained without charge by writing to or calling the Fund at the above address or telephone number.

                              -------------------


SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   SUMMARY

         FUND EXPENSES. The following table is intended to assist you in understanding the various costs and expenses that an investor in the Class Y shares of the Fund will bear directly or indirectly. The information is based on the Fund's fiscal year ended March 31, 1998. You can refer to the section "Adviser, Sub-Adviser and Distributor" and "Purchase of Shares" for more information on transaction and operating expenses of the Fund.

Shareholder Transaction Expenses                                                             Class Y
--------------------------------                                                             -------
Maximum sales load imposed on purchases.................................................       None
Maximum sales load imposed on reinvested dividends......................................       None
Deferred sales load (a declining percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares)
       Redeemed during first year.......................................................       None
       Redeemed during second or third year.............................................       None
       Redeemed during fourth or fifth year.............................................       None
       Redeemed during sixth year.......................................................       None
       Redeemed after sixth year........................................................       None
   Exchange Fee.........................................................................       None

Annual Fund operating expenses (as a percentage of average net assets)
----------------------------------------------------------------------
         Management fees..........................................................             0.70%
         12b-1 fees...............................................................             0.00%
         Other expenses...........................................................             0.35%
                                                                                               -----
                  Total Fund operating expenses...................................             1.05%

Example:

         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                  1 year            3 years          5 years          10 years
                                                  ------            -------          -------          --------
Class Y..........................................   $11               $33              $58              $128

         THE 5% RATE USED IN THE EXAMPLE IS ONLY FOR ILLUSTRATION AND IS NOT INTENDED TO BE INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND, WHICH MAY BE MORE OR LESS THAN THE ASSUMED RATE. FUTURE EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

         THE FUND. Davis High Income Fund, Inc. is an open-end, diversified management investment company incorporated in Maryland in 1980 and is registered under the Investment Company Act of 1940.

         The Fund offers four classes of shares. Class A, B and C shares are sold through a separate Prospectus. Class Y shares are offered through this Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and (iii) any investor with an account established under a "wrap account" or other fee based program, sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors").

         INVESTMENT OBJECTIVES. The Fund's primary objective is to achieve a high level of current income. The Fund also seeks capital growth so long as such objective is consistent with its primary objective. The Fund invests primarily in high yield, high risk, low rated and unrated bonds commonly referred to as "junk bonds". Such securities are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. There is no assurance that the investment objective of the Fund will be achieved. See "Investment Objectives and Policies".

         INVESTMENT ADVISER, SUB-ADVISERS AND DISTRIBUTOR. Davis Selected Advisers, L.P., (the "Adviser") is the investment adviser for the Fund. Davis Distributors, LLC (the "Distributor") serves as the principal underwriter for the Fund. Stamper Capital & Investments, Inc., the ("Sub-Adviser") is employed by the Adviser to provide day to day management of the Fund's portfolio. The

Adviser has also entered into a Sub-Advisory Agreement with its wholly-owned subsidiary, Davis Selected Advisers-NY, Inc. ("DSA-NY"). DSA-NY performs research and other services for the Fund on behalf of the Adviser. See "Adviser, Sub-Advisers and Distributor".

         PURCHASES, EXCHANGES AND REDEMPTIONS. Class Y shares are sold at net asset value without a sales charge. The initial minimum investment for Institutions and Government Entities is $5,000,000. The initial minimum investment for Wrap Program Investors is set by the sponsor of the program. Shares may be exchanged under certain circumstances at net asset value for the same class of shares of certain other funds managed by the Adviser. See "Purchase of Shares," "Exchange of Shares" and "Redemption of Shares".

         Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund.

         SHAREHOLDER SERVICES. Questions regarding the Fund or your account may be directed to Davis Distributors, LLC at 1-800-279-0279 or to your sales representative. Written inquiries may be directed to State Street Bank and Trust Co., c/o The Davis Funds, P.O. Box 8406, Boston, MA, 02266-8406. During severe market conditions, the Distributor may experience difficulty in accepting telephone redemptions or exchanges. If you are unable to contact the Distributor at the above telephone number, you should call 1-505-820-3000 Monday through Friday between 7:00 a.m. and 4:00 p.m. Mountain Time.

                              FINANCIAL HIGHLIGHTS

         The following table expresses the information in terms of a single Class Y share for the period presented and is supplementary information to the Fund's financial statements which are included in the 1998 Annual Report to Shareholders. The Report may be obtained by writing or calling the Fund. The Fund's financial statements and financial highlights for the fiscal year ended March 31, 1998 have been audited by KPMG Peat Marwick whose opinion thereon is contained in the Annual Report. The information for the period prior to 1998 was audited by other auditors whose opinion thereon is contained in the 1997 Annual Report.

CLASS Y
                                                                     MARCH 20, 1997
                                                                     (COMMENCEMENT
                                                        YEAR         OF OPERATIONS)
                                                       ENDED            THROUGH
                                                      MARCH 31,         MARCH 31,
                                                        1998              1997
                                                        ----              ----
Net Asset Value,
   Beginning of Period......................           $4.72             $4.74
                                                       -----             -----
Income From Investment Operations
   Net Investment Income....................            0.34                -
   Net Gains or Losses on Securities
     (both realized and unrealized).........            0.14             (0.02)
                                                       -----             -----
       Total From Investment
          Operations........................            0.48             (0.02)
                                                       -----             -----
Less Distributions
   Dividends (from net
     investment income).....................           (0.34)              -
   Returns of Capital.......................           (0.07)              -
                                                       -----             -----
       Total Distributions..................           (0.41)              -
Net Asset Value,
   End of Period............................           $4.79             $4.72
                                                       =====             =====
Total Return (1)............................           10.64%            (0.42)%

Ratios/Supplemental Data
   Net Assets,  End of Period
     (000 omitted)..........................          $4,187                $7
   Ratio of Expenses to
     Average Net Assets.....................            1.05%(2)           1.21%(2)*
   Ratio of Net Income to
     Average Net Assets.....................            7.46%             8.89%*


                                       3

   Portfolio Turnover Rate (3)..............           71.54%            66.10%

 (1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
 (2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.04% for the year ended March 31, 1998, and 1.20% for the period ended March 31, 1997.
 (3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.
  *  Annualized

                       INVESTMENT OBJECTIVES AND POLICIES

         GENERAL. The Fund's primary investment objective is to achieve a high level of current income. Secondarily, the Fund seeks capital growth so long as such objective is consistent with the Fund's primary objective. There is no assurance the Fund will succeed in achieving its objectives. The Fund principally invests in high yield, high risk fixed-income securities.

         Consistent with the Fund's principal investment objective, it is anticipated that under normal conditions at least 80% of the Fund's total assets will be invested in fixed-income securities and at least 65% of the Fund's total assets will be invested in high income securities. Fixed-income securities include convertible and non-convertible debt securities and preferred stock. The Fund's remaining assets may be held in cash or short-term instruments, or invested in common stocks or other equity securities when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income and equity securities. The Fund may invest in zero coupon, pay-in-kind and deferred interest bonds.

         The market value of fixed-income securities will generally be affected by changes in the level of interest rates. Increases in interest rates tend to reduce the market value of fixed-income investments and declines in interest rates tend to increase their value. Moreover, debt issues with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation or depreciation than securities with shorter maturities. Low or unrated securities tend to have a limited market other than institutional investors and therefore may have less liquidity than higher rated securities. This could, at times, cause the Fund difficulty in disposing of such securities at favorable prices. Fluctuations in the market value of the Fund's portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value. In addition, the future earning power of an issuer and its ability to service its debt may affect the market price of higher yielding debt.

         There are market and investment risks with any security and the value of an investment in the Fund will fluctuate over time. In seeking to achieve its investment objectives, the Fund will invest in fixed-income securities based on the Sub-Adviser's analysis without relying on any ratings published by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). The Fund will invest in a particular security if, in the Sub-Adviser's view, the increased yield offered, regardless of published ratings, is sufficient to compensate for the assumed risk. Since many investments will be based upon the Sub-Adviser's analysis rather than on the basis of published ratings, achievement of the Fund's goals may depend more upon the abilities of the Sub-Adviser than would otherwise be the case. The higher yield, higher risk securities the Fund seeks, whether rated or unrated, are speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated fixed-income securities. See "High Yield, High Risk Debt Securities" below for a discussion of various risk factors related to high yield, high risk fixed-income securities.

         HIGH YIELD, HIGH RISK DEBT SECURITIES. As discussed above, the Fund may invest in low rated securities offering high current income. The higher yields that the Fund seeks are generally obtainable from bonds rated in the lower categories by recognized rating services and from unrated securities. The Fund invests a substantial portion of its assets in fixed-income securities rated Ba or lower by Moody's, or BB or lower by S&P, or which are unrated by these agencies The Fund may invest in D rated (defaulted) obligations. Bonds rated Ba or BB or lower are below investment grade and are referred to in the financial community as "junk bonds." At times the portfolio may contain a larger proportion of higher rated securities when the Sub-Adviser deems such holdings to provide a more advantageous return. A brief description of the bond ratings of these two services is contained herein under "Portfolio Composition." A more complete description is contained in the Appendix.

         High yield, high risk debt securities are considered speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The market values of such securities tend to reflect individual credit developments to a greater extent than do higher rated securities which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic, political and industry conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower rated bonds and the high yield, high risk market may depress the prices for such securities. If such negative factors adversely impact the market value of high yield, high risk securities, the portfolio's net asset value will be adversely affected.

         High yield, high risk bonds may be issued in a variety of circumstances. Some of the more common circumstances are issuance by corporations in the growth stage of their development, in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high yielding, high risk bonds often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the bonds of such issuers generally is greater than is the case with higher rated bonds. For example, during an economic downturn or recession, highly leveraged issuers of high yield, high risk bonds may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yielding bonds because such bonds are generally unsecured and are often subordinated to other creditors of the issuer. The costs associated with recovering principal and interest once a security has defaulted may impact the return to holders of the security. If the Fund experiences unexpectedly large net redemptions, it may be forced to sell high yield, high risk bonds out of the portfolio without regard to the investment merits of such sales. This could decrease the Fund's rate of return.

         The Fund may have difficulty disposing of certain high yield, high risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high yield, high risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

         Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower yielding bonds, resulting in a decreased return. Zero coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than securities paying interest currently having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds which pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. The Fund has no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to distribute such income to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under potentially adverse circumstances. See "Federal Income Taxes".

         The investment philosophy of the Fund with respect to high yield, high risk bonds is based on the premise that over the long term a broadly diversified portfolio of high yield, high risk fixed-income securities should, even taking into account possible losses, provide a higher net return than that achievable on a portfolio of higher rated securities. The Fund seeks to achieve a high yield while reducing relative risk through (a) diversification, (b) credit analysis of the issuers in which the Fund invests, (c) purchasing high yield securities at discounts from par or stated value when practicable and (d) monitoring and seeking to anticipate changes and trends in the economy and financial markets that might affect the prices of portfolio securities. Ratings assigned by credit agencies do not evaluate market risks. The Sub-Adviser's judgment as to the "reasonableness" of the risk involved in any particular investment will be a function of its experience in managing fixed-income investments and its evaluation of general economic and financial conditions. This includes analysis and evaluations of a specific issuer's business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, fair market value of the issuer's assets and such other considerations as the Sub-Adviser may deem appropriate. The Sub-Adviser, while seeking to maximize current yield, will monitor current developments with respect to portfolio securities, potential investments and broad trends in the economy. Achievement of the Fund's investment objectives will be more dependent upon the Sub-Adviser's credit analysis than would be the case for funds predominately investing in higher rated bonds. In some circumstances, defensive strategies may be implemented to preserve or enhance capital even at the sacrifice of current yield. There is, however, no assurance that the Fund's objectives will be achieved or that the Fund's approach to risk management will protect shareholders against loss.

         PORTFOLIO COMPOSITION. The table below reflects the Fund's portfolio composition by quality rating for the year ended March 31, 1998, calculated on the basis of the average weighted ratings of all bonds held at year end. The table reflects the percentage of total assets represented by fixed-income securities rated by Moody's or S&P, by unrated fixed-income securities and by other assets. The percentages shown reflect the higher of the Moody's or S&P rating. U.S. Government Securities, whether or not rated, are reflected as Aaa and AAA (highest quality). Other assets may include money market instruments, repurchase agreements, equity securities, net payables and receivables and cash. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio quality ratings will change over time.

    COMPOSITION OF THE FUND'S PORTFOLIO BY QUALITY RATING AS A PERCENTAGE OF
                       TOTAL NET ASSETS AT MARCH 31, 1998

                                                 FUND'S ASSESSMENT OF
MOODY'S/S&P RATING CATEGORY        PERCENTAGE    NON-RATED SECURITIES      GENERAL DEFINITION OF BOND QUALITY
-------------------------------------------------------------------------------------------------------------
Aaa/AAA ............................   7.13%              0.00%            Highest quality
Aa/AA   ............................   6.39%              0.00%            High quality
A/A     ............................   0.41%              0.00%            Upper medium grade
Baa/BBB ............................   3.73%              0.00%            Medium grade
Ba/BB   ............................  10.97%              0.51%            Some speculative elements
B/B     ............................  37.20%             12.20%            Speculative
Caa/CCC ............................   4.14%              0.15%            More speculative
Ca, C/CC, C, D......................   0.13%              0.35%            Very speculative, may be in default
Not Rated...........................  13.21%              0.00%            Not rated by Moody's or S&P
Common and Preferred Stock..........   2.15%              0.00%
Short-term Investments..............  14.54%              0.00%
                                     ------              -----
                                     100.00%             13.21%

         The description of each bond quality category set forth in the table above is intended to be a general guide and not a definitive statement as to how Moody's and S&P define such rating category. A more complete description of the rating categories is set forth in the Appendix. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

         RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities, i.e., securities which, if sold, would cause the Fund to be deemed an "underwriter" under the Securities Act of 1933 (the "1933 Act") or which are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

         The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser or Sub-Advisers, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser or Sub-Advisers will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by the Adviser and Sub-Advisers and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         FOREIGN SECURITIES AND "WHEN ISSUED" SECURITIES. The Fund may invest in foreign securities which are payable in U.S. dollars. Also the Fund may, from time to time, invest in securities on a "when issued" or a "delayed delivery" basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. No payment is made until delivery is made which may be up to 60 days after purchase. If delivery of the obligation does not take place, no purchase will result and the transaction will be terminated. Such transactions are considered to involve more risk than immediate cash transactions. As a matter of non-fundamental policy, any investment in foreign securities or on a when issued or delayed delivery basis will not be made if such investment would cause more than 5% of the value of the Fund's net assets to be invested in either of such types of investments.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, but normally will not enter into repurchase agreements maturing in more than seven days, and may make repurchase agreement transactions through a joint account with other funds, which have the same investment adviser. A repurchase agreement, as referred to herein, involves a sale of securities to the Fund, with the concurrent agreement of the seller (a bank or securities dealer which the Adviser or Sub-Advisers determines to be financially sound at the time of the transaction) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible loss of all or a part of the income during this period; and (c) expenses of enforcing its rights.

         BORROWING. The Fund may not borrow money except from banks for extraordinary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of borrowing. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing.

         TEMPORARY DEFENSIVE INVESTMENTS. When market conditions dictate a more defensive strategy, the Fund may temporarily, without limitation, hold cash or invest in short-term money market instruments. The yield on these instruments will generally be lower than the yield on the Fund's regular portfolio.

         PORTFOLIO TRANSACTIONS. The Adviser and Sub-Advisers are responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund may trade to some degree in securities for the short-term and may sell securities to buy others with greater income or profit potential or when it has realized a profit and the proceeds can be more advantageously utilized. The Fund may also sell a security when the Adviser or Sub-Advisers believe such security will no longer continue to provide a relatively high current yield or involves undue risk, or when the Adviser or Sub-Advisers deem it advisable to take a more defensive position or return to a more aggressive stance. Because of the Fund's policies, the Fund's portfolio turnover rate will vary. A higher portfolio turnover rate could require the payment of larger amounts in brokerage commissions. However, it is anticipated that most securities transactions will be principal transactions, in which no brokerage commissions are incurred. The Adviser and Sub-Advisers are authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange, which may be deemed to be an affiliate of the Adviser, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. Research services and placement of orders by securities firms for shares of the Fund may be taken into account as a factor in placing portfolio transactions. Portfolio turnover rates are set forth in "Financial Highlights".

         FUNDAMENTAL POLICIES. The Fund has adopted certain investment restrictions set forth in the Statement of Additional Information as fundamental policies. These restrictions and the Fund's investment objectives are fundamental policies and may not be changed unless authorized by a vote of the shareholders. All other policies are non-fundamental and may be changed without shareholder approval. Except for the restriction with respect to illiquid securities, any percentage restrictions set forth in the prospectus or in the Statement of Additional Information apply as of the time of investment without regard to later increases or decreases in the values of securities or total net assets.

                     ADVISER, SUB-ADVISERS AND DISTRIBUTOR

         Davis Selected Advisers, L.P. (the "Adviser") whose principal office is at 124 East Marcy Street, Santa Fe, New Mexico 87501, serves as the investment adviser of the Fund. Venture Advisers, Inc. is the Adviser's sole general partner. Shelby M.C. Davis is the controlling shareholder of the general partner. Subject to the direction and supervision of the Board of Directors, the Adviser manages the business operations of the Fund. Davis Distributors, LLC (the "Distributor"), a subsidiary of the

Adviser, serves as the distributor or principal underwriter of the Fund's shares. As discussed below, the Adviser has hired Stamper Capital & Investments, Inc. (the "Sub-Adviser") as sub-adviser for the Fund. Davis Selected Advisers-NY, Inc., ("DSA-NY") a wholly owned subsidiary of the Adviser, performs research and other services for the Fund on behalf of the Adviser under a Sub-Advisory Agreement with the Adviser. This Agreement does not affect the services provided by Stamper Capital & Investments. The Adviser also acts as investment adviser for Davis Tax-Free High Income Fund, Inc., Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., (collectively with the Fund, the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Distributor also acts as the principal underwriter for the Davis and Selected Funds.

         The Fund pays the Adviser a fee at the annual rate of 0.70% on average net assets up to $250 million, 0.60% on the next $250 million of average net assets and 0.55% on average net assets over $500 million. This fee is higher than that of most other mutual funds but is not necessarily higher than that paid by funds with similar objectives. The Fund also reimburses the Adviser for its costs of providing certain accounting and financial reporting, shareholder services and compliance with state securities laws. Under the Sub-Advisory Agreement with DSA-NY, the Adviser pays all of DSA-NY's direct and indirect costs of operations. All the fees paid to DSA-NY are paid by the Adviser and not the Fund.

         Stamper Capital & Investments, Inc. (the "Sub-Adviser"), is a Sub-Adviser for the Fund and manages the Fund's day to day investment operations. The Fund pays no fees directly to the Sub-Adviser. All the fees paid to Stamper Capital are paid by the Adviser and not the Fund. The Sub-Adviser receives from the Adviser a fee equal to 30% of the fees received by the Adviser from the Fund. The Sub-Adviser also provides investment advisory services to Davis Tax-Free High Income Fund, Inc., employee benefit plans, institutions, trusts and individuals. The Sub-Adviser's offices are located at 380 Foam Street, Suite 205, Monterey, CA 93940. B. Clark Stamper is the controlling shareholder of the Sub-Adviser.

         PORTFOLIO MANAGEMENT. B. Clark Stamper has been the primary portfolio manager of the Fund since June, 1990. In the spring of 1995 he established Stamper Capital & Investments, Inc. Prior to the spring of 1995, Mr. Stamper was a Senior Vice President of the Adviser's General Partner and a Vice President of all of the Davis Funds. He has also been the primary portfolio manager of Davis Tax-Free High Income Fund, Inc., (a high yield municipal bond fund) since June, 1990. He was the primary portfolio manager of Davis Series, Inc.'s Government Bond Fund, (a U.S. Government Securities income fund) from June, 1990 until April 30, 1995. He was the primary portfolio manager of Selected Capital Preservation Trust's U.S. Government Income Fund from May 1, 1993, until April 30, 1995.

         YEAR 2000 ISSUES. Like all financial service providers, the Adviser, Sub-Advisers, Distributor and third parties providing transfer agent, custodial and other services (jointly the "Service Providers") utilize systems that may be affected by Year 2000 transition issues. The services provided to the Fund and the shareholders by the Service Providers depend on the smooth functioning of their computer systems and those of other parties they deal with. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Service Providers have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of other parties they deal with, will be adapted in time for that event.

                               PURCHASE OF SHARES

         GENERAL. Class Y shares are offered through this Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency which invests at least $5,000,000 ("Government Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC.

         Wrap Program Investors should be aware that both Class A and Class Y shares are made available by the Fund at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.

         PURCHASE BY BANK WIRE. Shares may be purchased at any time by wiring federal funds directly to State Street Bank and Trust Company. Prior to an initial investment by wire, the institutional shareholder or wrap program sponsor should telephone Davis Distributors, LLC at 1-800-279-0279 to advise them of the investment and class of shares and to obtain an account number and instructions. To assure proper credit, the wire instructions should be made as follows:

                        State Street Bank and Trust Company,
                        Boston, MA 02210
                        Attn.: Mutual Fund Services
                        DAVIS HIGH INCOME FUND, INC.
                        Shareholder Name,
                        Shareholder Account Number,
                        Federal Routing Number 011000028,
                        DDA Number 9904-606-2

         You may make additional investments by wire or you may simply mail a check payable to "The Davis Funds" to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o the Davis Funds, 66 Brooks Drive, Braintree, MA 02184. Where purchases are made by checks, redemptions will not be allowed until the check has cleared, usually about 15 calendar days. The check should be accompanied by a form which State Street will provide after each purchase. If you do not have a form, you should tell State Street that you want to invest the check in Class Y shares of the Fund. If you know your account number, you should also give it to State Street.

         The Fund does not issue certificates for Class Y shares. Each time you add to or withdraw from your account, you will receive a statement showing the details of the transaction and any other transactions you had during the current year.

                              TELEPHONE PRIVILEGE

         Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE FUND SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and if not employed, the Fund may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or social security number) and tape recording of the instructions. You should be aware that during unusual market conditions we may have difficulty in accepting telephone requests in which case you should contact us by mail. See "Exchange of Shares - By Telephone", "Redemption of Shares".

                               EXCHANGE OF SHARES

         GENERAL. You may exchange Class Y shares of the Fund for Class Y shares of the other Davis Funds. The Davis Funds offer a variety of investment objectives that includes common stock funds, tax-exempt, government and corporate bond funds, and a money market fund. However, the Fund is intended as a long-term investment and is not intended for short-term trades. The net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to purchase Class Y shares may exchange their shares for Class Y shares of the Fund.

         Before you decide to make an exchange, you must obtain the current prospectus of the desired fund. Call the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, send State Street a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates contained in the section on "Redemption of Shares". A signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a signature guarantee may be required. See "Redemption of Shares". Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

         An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances, such as where a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between funds are treated as a sale and purchase. Therefore, there will usually be a recognizable capital gain or loss due to an exchange.

         The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Adviser. Currently, more than four exchanges out of the Fund during a twelve-month period are not permitted without the prior written approval of the Adviser. The Fund reserves the right to terminate or amend the exchange privilege at any time upon 60 days' notice.

         BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations. Please see the discussion of procedures in respect to telephone instructions in the section entitled "Telephone Privilege," as such procedures are also applicable to exchanges.

                              REDEMPTION OF SHARES

         GENERAL. You can redeem, or sell back to the Fund, all or part of your shares at any time. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are registered.

         Sometimes State Street needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate) or if the person making the request is not the registered owner of the shares.

         For the protection of all shareholders, the Company also requires that signatures appearing on a stock power or redemption request where the proceeds would be more than $50,000, must be guaranteed by a bank, credit union, savings association, securities exchange, broker, dealer or other guarantor institution. A signature guarantee is also required in the event that any modification to the Fund's application is made after the account is established, including the selection of the Expedited Redemption Privilege. In some situations such as where corporations, trusts or estates are involved, additional documents may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures or if such guarantor is not a member or participant of a signature guarantee program. This provision also applies to exchanges when there is also a redemption for cash. A signature guarantee on redemption requests where the proceeds would be $50,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days. All notifications of address changes must be in writing.

         Redemption proceeds are normally paid to you within seven days after State Street receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the Securities and Exchange Commission or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (which usually takes up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares by bank wire or federal funds.

         Redemptions are ordinarily paid to you in cash. However, the Fund's Board of Directors is authorized to decide that conditions exist making cash payments undesirable, although the Board has never reached such a decision. If the Board should decide to make payment other than in cash, redemptions could be paid in securities, valued at the value used in computing the Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

         Your shares may also be redeemed through participating brokers or dealers. The Distributor may repurchase shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place any repurchase request by telephone or wire. Any dealer may charge you a service fee or commission. No charge is payable if you redeem your own shares through State Street rather than having a dealer arrange for a repurchase.

                        DETERMINING THE PRICE OF SHARES

         NET ASSET VALUE. The net asset value per share of each class is determined daily by dividing the total value of investments and other assets, less any liabilities by the total outstanding shares. The net asset value of the Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4:00 p.m., Eastern Time, on each day that the Exchange is open for trading.

         The price per share for purchases or redemptions made directly through State Street normally is such value next computed after State Street receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern time and (ii) promptly transmit the order to State Street. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates, State Street may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares".

         VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. (Pricing services generally take into account institutional size trading in similar groups of securities). Securities not priced in this manner will be priced at the last published sales price if traded on that day and, if not traded, at the mean between the most recent quoted bid and asked prices provided by investment dealers. The pricing service and valuation procedures are reviewed and subject to approval by the Board of Directors. Short-term securities maturing in 60 days or less will be valued at amortized cost (unless the Board of Directors determines that amortized cost would not represent a fair value). If there is a material difference in the market value and amortized cost value of short-term securities, market value will be used. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

                          DIVIDENDS AND DISTRIBUTIONS

         There are two sources for the payments made to you by the Fund. The first is net investment income. Payments from this source are made monthly. The second source is realized capital gains, distribution of which are paid at least annually. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You will also receive confirmations after each purchase (other than through dividend reinvestment) and after each redemption. For tax purposes, information concerning distributions will be mailed annually to shareholders.

         The Fund currently declares monthly distributions based on the Adviser's projections of estimated net investment income. The amount of each distribution may differ from actual net investment income determined in accordance with generally accepted accounting principles. The Fund at times may continue to pay distributions based on expectation of future investment results and to provide stable distributions for its shareholders even though, as a result of temporary market conditions or other factors, the Fund may have failed to achieve projected investment results for a given period. In such cases, the Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders who do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment.

         Shareholders have the option to receive all dividends and distributions in cash, to have all dividends and distributions reinvested, or to have income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

                              FEDERAL INCOME TAXES

         This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of foreign, federal, state and local taxes on an investment in the Fund.

         The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If for any calendar year the distributed earnings required under the Code exceed the amount distributed, an excise tax equal to 4% of the excess will be imposed on the Fund. The Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

         Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

         Interest on indebtedness incurred by non-corporate shareholders to purchase or carry shares of the Fund will be deductible only up to the amount of the shareholders' net investment income.

                                  FUND SHARES

         Shares issued by the Fund are currently divided into four classes, Class A, Class B, Class C and Class Y shares. Due to differing expenses of the Classes, dividends of Class B and Class C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares. For more information regarding the Class A, B, and C shares, please call 1-800-279-0279 to request a prospectus for those shares.

         The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each share of the Fund represents an interest in the assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of shares of each class and the transfer agency expenses of each class are borne solely by each such class and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan which pertains to a particular class and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power of the Fund can elect all of the directors of the Fund.

         In accordance with Maryland law and the Fund's By-laws, the Fund does not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the Investment Company Act of 1940 or when otherwise called for special purposes. Special shareholder meetings may be called upon the written request of shareholders holding at least 10% of the voting power of the Fund.

                                PERFORMANCE DATA

         From time to time, the Fund may advertise information regarding its performance. Such information may consist of its "yield," "distribution rate," "average annual total return" and "total return" and will be calculated separately for each class. These performance figures are based upon historical results and are not intended to indicate future performance.

         "Yield" is computed by dividing the net investment income per share (as defined in applicable regulations of the Securities and Exchange Commission) during a specified 30-day period by the maximum offering price per share on the last day of such period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year-period. The yield formula annualizes net investment income by providing for semi-annual compounding.

         "Distribution rate" is determined by dividing the income dividends per share for a stated period by the net asset value per share on the last day of such period. Distribution rates published are measures of the level of income dividends distributed during a specified period. Thus, such rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of the Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.

         "Average annual total return" refers to the Fund's average annual compounded rate of return over a stated period that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

         "Total return" refers to the Fund's compounded rate of return over a stated period that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment. Total return is not annualized. In the event the Fund advertises its total return or average annual total return, the stated periods will be one, five and ten years, and may also include longer or shorter periods, including the life of the Fund. The computation of total and average annual total return assumes reinvestment of all dividends and distributions, and deduction of all charges and expenses. In addition, a table showing the performance of an assumed investment of $10,000 may be used from time to time.

         The Fund may also quote average annual total return and total return on net asset value. Such data will be calculated substantially as described above except that sales charges will not be deducted.

         In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications.

The Fund's 1998 Annual Report contains additional performance information and will be made available upon request and without charge.

                             SHAREHOLDER INQUIRIES

         Shareholder inquiries should be directed to Davis Distributors, LLC, by writing to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406 or by calling 1-800-279-0279. Davis Direct Access is the Davis Funds' automated telephone system that enables shareholders to perform a number of account transactions automatically by using a touch-tone phone. Shareholders may obtain Fund and account specific information and make purchases, exchanges and redemptions.

                                    APPENDIX
                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat greater than Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S  CORPORATE BOND RATINGS

         AAA - Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
Summary....................................................................  2
Financial Highlights.......................................................  3
Investment Objectives and Policies.........................................  4
Adviser, Sub-Advisers and Distributor......................................  7
Purchase of Shares.........................................................  8
Telephone Privilege........................................................  9
Exchange of Shares.........................................................  9
Redemption of Shares.......................................................  9
Determining the Price of Shares............................................ 10
Dividends and Distributions................................................ 10
Federal Income Taxes....................................................... 11
Fund Shares................................................................ 11
Performance Data........................................................... 11
Shareholder Inquiries...................................................... 12
Appendix - Quality Ratings of Debt Securities.............................. 12

-------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 1, 1998

                          DAVIS HIGH INCOME FUND, INC.
                             124 EAST MARCY STREET
                           SANTA FE, NEW MEXICO 87501
                                 1-800-279-0279

                               TABLE OF CONTENTS
TOPIC                                                                      PAGE


Investment Restrictions...................................................    2
Average Maturity and Mix of Securities....................................    3
Foreign Securities........................................................    3
When-Issued Securities....................................................    4
Repurchase Agreements.....................................................    4
Lending Portfolio Securities..............................................    5
Writing Covered Call Options..............................................    5
Portfolio Transactions....................................................    5
Federal Income Taxes......................................................    6
Directors and Officers....................................................    7
Directors' Compensation Schedule..........................................   10
Certain Shareholders of the Fund..........................................   10
Investment Advisory Services..............................................   12
Custodian.................................................................   13
Auditors..................................................................   13
Determining the Price of Shares...........................................   13
Reduction of Class A Sales Charges........................................   13
Special Distribution Arrangements.........................................   15
Distribution of Fund Shares...............................................   16
Performance Data..........................................................   17

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A, CLASS B AND CLASS C PROSPECTUS DATED AUGUST 1, 1998 AND THE CLASS Y PROSPECTUS DATED AUGUST 1, 1998. THE PROSPECTUSES MAY BE OBTAINED FROM THE FUND.

THE FUND'S MARCH 31, 1998 ANNUAL REPORT TO SHAREHOLDERS ACCOMPANIES THIS STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL STATEMENTS APPEARING THEREIN ARE INCORPORATED HEREIN BY REFERENCE.

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below and the Fund's investment objectives set forth in the Prospectus may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented or (ii) more than 50% of the eligible votes. All percentage limitations set forth in these restrictions apply as of the time of an investment without regard to later increases or decreases in the value of securities or total or net assets.

1. Commodities. The Fund may not buy or sell commodities or commodity contracts.

2. Real Estate. The Fund may not purchase real estate or real estate mortgages as such, but the Fund may purchase the liquid securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein.

3. Voting Securities. The Fund may not buy the securities of any company if the Fund would then own more than 10% of such company's voting securities or any class of such company's securities. For this purpose, all debt securities of an issuer are deemed to comprise a single class.

4. Diversification. The Fund may not buy the securities of any company if more than 5% of the value of its total assets would then be invested in that company; the Fund may, however, without limitation, invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") and repurchase agreements with respect thereto.

5. Concentration. The Fund may not buy the securities of companies in any one industry if more than 25% of the value of the Fund's total assets would then be invested in companies in that industry.

6. Options. The Fund may not purchase or write put or call options, except that it may write listed, covered call options and make closing transactions in respect thereof, provided that no more than 20% of the value of the Fund's total assets would be subject to such calls.

7. Seasoned Issuers. The Fund may not buy the securities of companies in continuous operation for less than three years (including predecessors) if more than 5% of the value of the Fund's total assets would then be invested in such securities.

8. Investment Companies. The Fund may not buy securities issued by other investment companies except incident to an acquisition of assets or a merger.

9. Selling Short, Margin, Arbitrage. The Fund may not sell short, buy on margin or engage in arbitrage transactions.

10. Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

11. Borrowing. The Fund may not borrow money except from banks for extraordinary emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets (excluding the amount borrowed) at the time of such borrowing. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing in amounts not exceeding 15% of the value of its total assets (excluding the amount borrowed) at the time of such borrowing.

12. Affiliated Securities. The Fund may not buy or continue to hold securities if any officers or directors of the Fund, the Adviser or the Adviser's General Partner own too many of the same securities. This would happen if any of these individuals own 1/2 of 1% or more of the securities and all such individuals who own that much or more own 5% of such securities.

13. Underwriting. The Fund does not engage in the underwriting of securities; however, if the Fund sells "restricted" securities it may technically be considered an "underwriter."

14. Lending. The Fund may lend its securities provided that not more than 20% of the value of the Fund's total assets are subject to such loans. The Fund may not lend money except through the purchase of debt obligations (including entering into repurchase agreements) in accordance with the Fund's investment objectives.

NON-FUNDAMENTAL POLICIES. In addition to the foregoing restrictions, the Fund is subject to certain non-fundamental policies which may be changed without shareholder approval.

                     AVERAGE MATURITY AND MIX OF SECURITIES

         The average maturity and the mix of investments of the Fund will vary as the Sub-Adviser seeks to provide a high level of income considering the available alternatives in the market. Since interest rates vary with changes in economic, market, political and other conditions, there can be no assurance that historic interest rates are indicative of rates which may prevail in the future. Since the values of securities in the Fund fluctuate depending upon market factors, the credit of the issuer and inversely with current interest rate levels, the net asset value of its shares will fluctuate. Consequently, there can be no assurance that the Fund's objectives can be achieved or that its shareholders will be protected from the risk of loss inherent in security ownership. An investment in the Fund may not constitute a complete investment program and may not be appropriate for all investors or for short-term investing. The Sub-Adviser attempts to adjust investments as considered advisable in view of prevailing or anticipated market and credit conditions as perceived by the Sub-Adviser. Portfolio securities may be purchased or sold in anticipation of a rise or a decline in interest rates or a change in credit quality.

                               FOREIGN SECURITIES

         The Fund may invest in foreign securities without limitation as to type and country. As a matter of non-fundamental policy, the Fund will not make such an investment if it would cause more than 5% of the value of the Fund's net assets to be invested in foreign securities. All the Fund's investments in foreign securities must be dollar denominated. Foreign securities will generally be purchased on domestic exchanges but may also be purchased through domestic brokers on major world exchanges. The Fund does not intend to emphasize the purchase of securities related to any particular foreign nation. Foreign investments involve certain considerations which are not typically associated with investments in United States entities. An investment in a foreign entity may be affected by changes in currency rates and in currency exchange controls. There may be less publicly available information about a foreign entity than a United States entity. Foreign entities generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States entities. Securities of some foreign entities may be less liquid and more volatile than securities of comparable United States entities. There is generally less government regulation of stock exchanges, brokers and listed entities abroad than in the United States. Additionally, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation, social instability or diplomatic developments which could affect investments in entities in these countries. Foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments. If it should be necessary, the Fund would generally encounter greater difficulties in commencing and prosecuting successfully a lawsuit against a foreign issuer than a United States issuer. The Sub-Adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, the investments will be in accordance with the Fund's objectives.

                             WHEN-ISSUED SECURITIES

         New issues of fixed income securities of the type in which the Fund will invest may be offered on a when-issued or delayed delivery basis (that is, delivery and payment for the securities normally takes place more than seven and less than 30 days after the date of the transaction). In such offerings, the Fund's payment obligation and the interest rate the Fund will receive are each fixed at the time the Fund enters into the commitment. Offerings on a when-issued basis are not customary with respect to the types of securities in which the Fund will invest, and it is expected that the Fund will infrequently encounter offerings on such basis. The Fund does not, as a matter of non-fundamental policy, commit to purchase securities on a when-issued basis in an amount exceeding 5% of the total value of the Fund's assets on the date on which a commitment is made. Additionally, the Fund will only make commitments to purchase securities offered on a when-issued basis with the intention of actually acquiring the securities, but may sell those securities before the settlement date if it is deemed advisable as a matter of investment strategy. The Fund will establish at its custodian bank a separate account consisting of cash or liquid debt securities (or a combination thereof) equal at any given date to the amount of the Fund's outstanding commitments, if any, to purchase when-issued securities. For the purpose of determining the adequacy of the securities in such account, the deposited securities will be valued at market. If the market values of those securities decline, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will continue to equal the amount of the Fund's outstanding commitments. When the time comes to pay for when-issued securities, the Fund will meet its obligations from its then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although the Fund would not normally expect to do so, the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the credit worthiness of the issuer and changes in the level of interest rates. Both types of securities generally respond in a similar manner to these changes. That is, when interest rates decline, both types generally appreciate in value, and when interest rates rise, both types generally depreciate in value.

                             REPURCHASE AGREEMENTS

         A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or securities dealer which the Adviser or Sub-Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to accrued interest at an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The repurchase obligation of the seller is, in effect, secured by the underlying securities, which are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible loss of all or a part of the income during this period and (c) expenses of enforcing its rights.

         The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund will not enter into a repurchase agreement maturing in more than seven days if it would cause more than 10% of the value of its total assets to be invested in such transactions. Repurchase agreements maturing in less than seven days are not deemed illiquid securities for the purpose of the Fund's 15% limitation on illiquid securities.

         The Fund may enter into "tri-party repurchase agreements" either separately or on a joint basis. A tri-party repurchase agreement is an agreement between the Fund, the seller, and a third-party bank. Both the Fund and the seller have accounts with the third-party bank which facilitates the exchange of cash and securities. Tri-party repurchase agreements are subject to the same risks and the Fund follows the same procedures as apply to regular repurchase agreements.

                          LENDING PORTFOLIO SECURITIES

         The Fund may lend securities to broker/dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. The Fund may earn interest on cash collateral or receive a fee from broker/dealers for lending its portfolio securities. The Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash, United States Government securities or irrevocable letters of credit) in an amount at least equal (on a daily market-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. The Fund will not lend securities if such a loan would cause more than 20% of the total value of its assets to then be subject to such loans.

                          WRITING COVERED CALL OPTIONS

         The Fund has not written covered call options for many years and does not intend to do so during the ensuing year. However, the Fund is not prohibited from engaging in such activity. If at any time in the future the Fund would engage in such activity, it would be the Fund's policy not to write a covered call option if it would cause more than 20% of the value of the Fund's total assets to be subject to such calls.

                             PORTFOLIO TRANSACTIONS

         Stamper Capital & Investment, Inc., (the "Sub-Adviser") makes investment decisions and arranges for the placement of buy and sell orders and the execution of portfolio transactions for the Fund, subject to review by the board of directors. In this regard, the Sub-Adviser will seek to obtain the most favorable price and execution for the transaction given the size and risk involved. In placing executions and paying any brokerage commissions, the Sub-Adviser considers the financial responsibility and reputation of the broker or dealer, the range and quality of the services made available to the Fund and the professional services rendered, including execution, clearance procedures, wire service quotations and ability to provide supplemental performance, statistical and other research information for consideration, analysis and evaluation by the Sub-Adviser. In accordance with this policy, brokerage transactions, if any, are not executed solely on the basis of the lowest commission rate available for a particular transaction. Research services provided to the Sub-Adviser by or through brokers who effect portfolio transactions for the Fund may be used in servicing other accounts managed by the Sub-Adviser and, likewise, research services provided by brokers used for transactions of other accounts may be utilized by the Sub-Adviser in performing services for the Fund. Subject to the requirements of best execution, the placement of orders by securities firms for shares of the Fund may be taken into account as a factor in the placement of portfolio transactions.

         On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other fiduciary accounts, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain the best net price and most favorable execution. In such event, the allocation will be made by the Sub-Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such accounts, including the Fund. In some instances, this procedure could adversely affect the Fund but the Fund deems that any disadvantage in the procedure is outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

         The Sub-Adviser believes that research from brokers and dealers is desirable, although not essential, in carrying out its functions, in that such outside research supplements the efforts of the Sub-Adviser by corroborating data and enabling the Sub-Adviser to consider the views, information and analyses of other research staffs. Such views, information and analyses include such matters as communicating with persons having special expertise on certain companies, industries, areas of the economy and/or securities prices, obtaining written materials on these or other areas which might affect the economy and/or securities prices, obtaining quotations on securities prices and obtaining information on the activities of other institutional investors. The Sub-Adviser researches, at its own expense, each security included in, or being considered for inclusion in, the Fund's portfolio. As any particular research obtained by the Sub-Adviser may be useful to the Fund, the Board of Directors or its Committee on brokerage, in considering the reasonableness of the commissions paid by the Fund, will not attempt to allocate, or require the Sub-Adviser to allocate, the relative costs or benefits of research.

         During the last three fiscal years ended March 31, 1998, 1997 and 1996, the Fund paid brokerage commissions of $4,045, $1,580, and $854, respectively. Most of the Fund's transactions are made on a principal basis. The price of such transactions may include profit for the dealer.

                              FEDERAL INCOME TAXES

         This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Fund and its shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of foreign, federal, state and local taxes on an investment in the Fund.

         The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income and realized capital gain net income that it distributes to its shareholders provided, among other qualification requirements, the Fund distributes at least 90% of its net investment income for the taxable year. In addition to any federal income tax, the Fund is subject to a 4% non-deductible excise tax if the Fund fails to distribute at least 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the twelve-month period ended October 31. The Fund intends to make distributions sufficient to prevent the imposition of any federal income tax or excise tax.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income, including realized capital gains and without a deduction for the dividends paid, will be subject to federal income taxes at the regular corporate rates. Distributions from the Fund to the fund's shareholders will be taxable as ordinary dividends to the extent of the Fund's earnings and profits.

         Distributions of net investment income and net realized short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions by the Fund that do not constitute ordinary income or capital gain dividends will be treated as a return of capital distribution and will reduce the shareholder's tax basis in his or her shares. Any return of capital distribution in excess of the shareholder's tax basis will be treated as a gain from the sale of his or her Fund shares. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution. No gain or loss will be recognized by shareholders on the automatic conversion of Class B shares into Class A shares of the Fund

         The Fund is required in certain cases to withhold and remit to the U.S Treasury 31% of ordinary income dividends, capital gain distributions, and the proceeds from the redemption of shares, paid to any shareholder who, i) has failed to provide a tax identification number, ii) has provided an incorrect tax identification number, iii) is subject to backup withholding for failure to report interest or dividend income properly, or iv) has failed to certify to the Fund that it is not subject to backup withholding or that it is an exempt recipient (i.e. a corporation).

         If a shareholder (1) incurs a sales load in purchasing shares of the Fund, (2) by reason of such purchase acquires a reinvestment right, (3)disposes such shares less than 91 days after they are acquired and (4) subsequently purchases shares of the same or another fund at a reduced sales load pursuant to the reinvestment right, then the sales load on the shares disposed of (to the extent of the reduction in sales load pursuant to the reinvestment right) shall not be taken into account in determining gain or loss on shares disposed of but shall be treated as incurred in the acquisition of the shares subsequently acquired.

         Interest on indebtedness incurred by non-corporate shareholders to purchase or carry shares of the Fund will be deductible only up to the amount of the shareholders' net investment income.

                             DIRECTORS AND OFFICERS

         The names and addresses of the directors and officers of the Fund are set forth below, together with their principal business affiliations and occupations for the last five years. The asterisk following the names of Andrew
A. Davis, Christopher C. Davis and Jeremy H. Biggs indicates that they are considered to be "interested persons" of the Fund, as defined in the Investment Company Act, by reason of their affiliation with the Fund's adviser. As indicated below, certain directors and officers of the Fund hold similar positions with the following funds that are also managed by the Adviser: Davis New York Venture Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc. and Davis International Series, Inc. (collectively the "Davis Funds").

WESLEY E. BASS, JR. (8/21/31), 710 Walden Road, Winnetka, IL 60093. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; President, Bass & Associates (a financial consulting firm); formerly, First Deputy City Treasurer, City of Chicago, and Executive Vice President, Chicago Title and Trust Company.

JEREMY H. BIGGS (8/16/35),* Two World Trade Center, 94th Floor, New York, NY 10048. Director and Chairman of the Company and each of the Davis Funds; Director of the Van Eck Funds; Consultant to the Adviser. Vice Chairman, Head of Equity Research Department, Chairman of the U.S. Investment Policy Committee and member of the International Investment Committee of Fiduciary Trust Company International.

MARC P. BLUM (9/9/42), 233 East Redwood Street, Baltimore, MD 21202. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chief Executive Officer, World Total Return Fund, L.P.; Member, Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Director, Mid-Atlantic Realty Trust.

JERRY D. GEIST (5/23/34), 931 San Pedro Dr. S.E., Albuquerque, NM 87108. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, Santa Fe Center

Enterprises; President and Chief Executive Officer, Howard Energy International Utilities; Director, CH2M-Hill, Inc.; Retired Chairman and President, Public Service Company of New Mexico.

D. JAMES GUZY (3/7/36), 508 Tasman Drive, Sunnyvale, CA 94089. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Chairman, PLX Technology, Inc. (a manufacturer of semi-conductor circuits); Director, Intel Corp. (a manufacturer of semi-conductor circuits), Cirrus Logic Corp. (a manufacturer of semi-conductor circuits) and Alliance Technology Fund (a mutual fund).

G. BERNARD HAMILTON (3/18/37), Avanti Partners, P.O. Box 1119, Richmond, VA 23218. Director of the Company and each of the Davis Funds; Managing General Partner, Avanti Partners, L.P.

LEROY E. HOFFBERGER (6/8/25), The Exchange - Suite 215, 1112 Kenilworth Drive, Towson, MD 21204. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; of Counsel to Gordon, Feinblatt, Rothman, Hoffberger and Hollander, LLC (attorneys); Chairman, Mid-Atlantic Realty Trust; Director and President, CPC, Inc. (a real estate company); Director and Vice President, Merchant Terminal Corporation; formerly, Director of Equitable Bancorporation, Equitable Bank and Maryland National Bank, and formerly, Director and President, O-W Fund, Inc. (a private investment fund).

LAURENCE W. LEVINE (4/9/31), c/o Bigham Englar Jones & Houston, 14 Wall Street, 21st, Floor, New York, NY 10005-2140. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; Partner, Bigham, Englar, Jones and Houston (attorneys); United States Counsel to Aerolineas Argentina; Director, various private companies.

CHRISTIAN R. SONNE (5/6/30), P.O. Box 777, Tuxedo Park, NY 10987. Director of the Company and each of the Davis Funds except Davis International Series, Inc.; General Partner of Tuxedo Park Associates (a land holding and development firm); President and Chief Executive Officer of Mulford Securities Corporation (a private investment fund) until 1990; formerly, Vice President of Goldman Sachs & Company (investment banker).

SHELBY M.C. DAVIS (3/20/37), 4135 North Steers Head Road, Jackson Hole, WY 83001. President of the Fund and each of the Davis Funds; President of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Chairman and Chief Executive Officer, Venture Advisers, Inc.; Director, Davis Selected Advisers-NY, Inc.; Employee of Capital Ideas, Inc. (financial consulting firm); Consultant to Fiduciary Trust Company International; Director, Shelby Cullom Davis Financial Consultants, Inc.

ANDREW A. DAVIS (6/25/63),* 124 East Marcy Street, Santa Fe, NM 87501. Director and Vice President of the Company and each of the Davis Funds (except Davis International Series, Inc.), Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director and President, Venture Advisers, Inc.; Director and Vice President, Davis Selected Advisers-NY, Inc.; Consultant to Capital Ideas, a private financial consultant. Former Vice President and head of convertible security research, PaineWebber, Incorporated.

CHRISTOPHER C. DAVIS (7/13/65),* 609 Fifth Ave, New York, NY 10017. Director and Vice President of the Company and each of the Davis Funds; Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Director, Vice Chairman, Venture Advisers, Inc.; Director, Chairman, Chief Executive Officer, Davis Selected Advisers-NY, Inc.; Chairman and Director, Shelby Cullom Davis Financial Consultants, Inc.; employee of Shelby Cullom Davis & Co., a registered broker/dealer; Director, Rosenwald, Roditi and Company, Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Fund and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Chief Operating Officer, Venture Advisers, Inc.; Vice President, Davis Selected Advisers-NY, Inc.; President, Davis Distributors, L.L.C. Former President and Chief Executive Officer of First of Michigan Corporation. Former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation.

CAROLYN H. SPOLIDORO (11/19/52), 124 East Marcy Street, Santa Fe, NM 87501. Vice President of the Company and each of the Davis Funds; Vice President, Venture Advisers, Inc.

EILEEN R. STREET (3/11/62), 124 East Marcy Street, Santa Fe, NM 87501. Vice President, Treasurer and Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Senior Vice President and Chief Financial Officer, Venture Advisers, Inc.; Vice President, Treasurer, and Assistant Secretary, Davis Selected Advisers-NY, Inc.; Senior Vice President, Treasurer, and Assistant Secretary, Davis Distributors, L.L.C.

SHARRA L. REED (9/25/66), 124 East Marcy Street, Santa Fe NM 87501. Assistant Treasurer and Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Vice President of Venture Advisers, Inc. Former Unit Manager with Investors Fiduciary Trust Company.

THOMAS D. TAYS (3/7/57), 124 East Marcy Street, Santa Fe NM 87501. Vice President and Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc. Selected Special Shares, Inc. and Selected Capital Preservation Trust. Vice President and Secretary, Venture Advisers, Inc., Davis Selected Advisers-NY, Inc., and Davis Distributors, L.L.C. Former Vice President and Special Counsel of U.S. Global Investors, Inc.

SHELDON R. STEIN (11/29/28), 30 North LaSalle Street, Suite 2900, Chicago, IL 60602. Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner D'Ancona & Pflaum, the Company's legal counsel.

ARTHUR DON (9/24/53), 30 North LaSalle Street, Suite 2900, Chicago, IL 60602. Assistant Secretary of the Company and each of the Davis Funds, Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust; Partner D'Ancona & Pflaum, the Company's legal counsel.

         The Fund does not pay salaries to any of its officers.

                        DIRECTORS' COMPENSATION SCHEDULE

         During the fiscal year ended March 31, 1998, the compensation paid to the directors who are not considered to be interested persons of the Fund was as follows:

                               AGGREGATE FUND                   TOTAL
                NAME            COMPENSATION             COMPLEX COMPENSATION*
                ----            ------------             ---------------------
Wesley E. Bass                    $2,725                      $38,575
Marc P. Blum                       2,500                       35,700
Jerry D. Geist                     2,450                       35,550
D. James Guzy                      2,500                       35,700
G. Bernard Hamilton                2,450                       40,550
LeRoy E. Hoffberger                2,500                       35,650
Laurence W. Levine                 2,500                       35,650
Christian R. Sonne                 2,500                       35,700
Edwin R. Werner                    2,050                       29,425

*Complex compensation is the aggregate compensation paid, for services as a Director, by all mutual funds with the same investment adviser.

                        CERTAIN SHAREHOLDERS OF THE FUND

         The following table sets forth, as of June 30, 1998, the name and holdings of each person known by the Fund to be a record owner of more than 5% of its outstanding Class A, B, C, or Y shares. As of such date, there were 9,275,253.638 Class A shares outstanding and the directors and officers of the Fund, as a group, owned 101,603.089 Class A shares, or approximately 1.10% of the Fund's outstanding Class A shares. As of such date, there were 6,029,762.956 Class B shares, 890,438.216 Class C shares, and 897,094.439 Class
Y shares outstanding. The directors and officers of the Fund do not presently own or intend to own any Class B shares, Class C shares, or Class Y shares of the Fund.

CLASS A SHARES

              Name and Address                          Number of                 Percent of
              ----------------                         Shares Owned            Class Outstanding
                                                       ------------            -----------------
              National City Bank TTEE                 1,013,973.208                 10.93%
              FBO McKeesport Hospital TR
              P.O. Box 94984
              Cleveland, OH 44101-4984

CLASS B SHARES

              Name and Address                          Number of                 Percent of
              ----------------                         Shares Owned            Class Outstanding
                                                       ------------            -----------------
              MLPF&S  for the  sole  benefit  of      1,531,658.308                 25.40%
              its customers
              Attn: Fund Administrator
              4800 Deerlake Drive East
              2nd Floor
              Jacksonville, FL 32246-6484

CLASS C SHARES

              Name and Address                          Number of                 Percent of
              ----------------                         Shares Owned            Class Outstanding
                                                       ------------            -----------------
              MLPF&S  for the  sole  benefit  of       366,396.001                  41.15%
              its customers
              Attn: Fund Administrator
              4800 Deerlake Drive East
              2nd Floor
              Jacksonville, FL 32246-6484

CLASS Y SHARES

              Name and Address                          Number of                 Percent of
              ----------------                         Shares Owned            Class Outstanding
                                                       ------------            -----------------
              Naidot & Co.                             885,444.688                  98.70%
              c/o Bessemer Trust Company
              100 Woodbridge Center Drive
              Woodbridge, NJ 07095

                          INVESTMENT ADVISORY SERVICES

         Davis Selected Advisers, L.P. serves as investment adviser for the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") adopted in accordance with the requirements of the Investment Company Act of 1940. Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Fund's Board of Directors, provides management and investment advice, and furnishes statistical, executive and clerical personnel, bookkeeping, office space, and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as are requested by the Board of Directors of the Fund. The Fund bears all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations and transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state laws.

         For the Adviser's services, the Fund pays the Adviser a monthly fee at the annual rate based on average net assets as follows: 0.70% on the first $250 million of average net assets; 0.60% on the next $250 million of average net assets; and 0.55% on average net assets in excess of $500 million. The aggregate advisory fees paid by the Fund to the Adviser during the fiscal years ended March 31, 1998, 1997 and 1996 were $446,682, $419,844, and $458,668, respectively.

         Stamper Capital & Investment, Inc., serves as the Fund's Sub-Adviser under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser manages the day to day investment operations of the Fund, subject to the Adviser's overall supervision. For its services, the Sub-Adviser receives a fee from the Adviser equal to 30% of the fees received by the Adviser from the Fund.

         The Adviser has also entered into a Sub-Advisory Agreement with its wholly-owned subsidiary, Davis Selected Advisers - NY, Inc. ("DSA-NY") under which DSA-NY performs research and other services for the Fund on behalf of the Adviser. Under the Agreement, the Adviser pays all of DSA-NY's direct and indirect costs of operation. This Agreement does not affect the services provided by Stamper Capital & Investments.

         The reimbursable costs for certain accounting and administrative services for the fiscal years ended March 31, 1998, 1997 and 1996 were $13,001, $14,663, and $15,996 respectively. The reimbursable costs for qualifying the Fund's shares for sale with state agencies for such periods were $12,000 in all three years, and the reimbursable costs for providing shareholder services for such periods were $11,493, $6,713, and $6,987 respectively.

         The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund which are discussed above under "Portfolio Transactions."

         In accordance with the provisions of the Investment Company Act, the Advisory Agreement will terminate automatically upon assignment and is subject to cancellation upon 60 days' written notice by the Fund's Board of Directors, the vote of the holders of a majority of the Fund's outstanding shares or the Adviser. The continuance of the Agreement must be approved at least annually by the Fund's Board of Directors or by the vote of holders of a majority of the outstanding shares of the Fund. In addition, any new agreement or the continuation of the existing agreement must be approved by a majority of directors who are not parties to the agreement or interested persons of any such party.

         The Adviser, DSA-NY and the Sub-Adviser have each adopted a Code of Ethics which regulates the personal securities transactions of their investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Codes require investment personnel to disclose personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's, DSA-NY's or Sub-Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

                                   CUSTODIAN

         The Custodian of the Fund's assets is State Street Bank and Trust Company ("State Street"), 66 Brooks Drive, Braintree, Massachusetts 02184. The Custodian maintains all of the instruments representing the investments of the Fund and all cash. The Custodian collects income on portfolio securities, delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of officers or resolutions of the Board of Directors.

                                    AUDITORS

         The independent auditors of the Fund are KPMG Peat Marwick LLP, 707 17th St. Suite 2300, Denver, Colorado 80202. They also perform other related audit services and act as auditors for certain other funds advised by the Adviser.

                        DETERMINING THE PRICE OF SHARES

         The Fund does not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Fund will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Fund or its agents several hours after the time of the acceptance and pricing.

                       REDUCTION OF CLASS A SALES CHARGE

         There are a number of ways to reduce the sales charge imposed on the purchase of the Fund's Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved in respect to purchases by affiliated persons and purchases made in large quantities.

         FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

         STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention. A Statement is included in the Application Form included in the Prospectus. Please read it carefully before completing it.

         If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Fund's Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares which you already own, valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

         Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Fund's shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

         No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying at one time the total amount indicated. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3 1/2% on each purchase.

         If you buy additional amounts during the period to qualify for an even lower sales charge, you will be charged such lower charge. For example, if you indicate that you intend to invest $100,000 and actually invest $250,000, you will, by retroactive adjustment, pay a sales charge of 2 1/2%.

         If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3 1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

         A Statement does not bind you to buy, nor does it bind the Adviser to sell, the shares covered by the Statement.

         RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge need not be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you.

         For example, if you owned $100,000 worth (at offering price) of Fund shares (including Class A, B and C shares of all Davis Funds, except Davis Government Money Market Fund) and invest $5,000 in additional shares, the sales charge on that $5,000 investment would be 3 1/2, not 4 3/4%.

         If you claim this right of accumulation, you or your dealer must so notify the Distributor (or State Street, if the investment is mailed to State Street) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

         COMBINED PURCHASES WITH OTHER DAVIS FUNDS. Your ownership or purchase of Class A shares of Davis New York Venture Fund, Inc., Davis Tax-Free High Income Fund, Inc., Davis Series, Inc. and Davis International Series, Inc. (collectively with the Fund, the "Davis Funds") may also reduce your sales charges in connection with the purchase of the Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

         If a "single purchaser" decides to buy the Fund's Class A shares as well as Class A shares of any of the other Davis Funds (other than shares of Davis Government Money Market Fund) at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in the Fund's Class A shares and $150,000 in the Class A shares of Davis High Income Fund, Inc. and pay a sales charge of 2 1/2%, not 3 1/2%.

         Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds (other than Davis Government Money Market Fund) may be aggregated. In this connection, the Fund's Class A shares and the Class A shares of the other Davis Funds which you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

         Lastly, the right of accumulation applies also to the Class A, Class B and Class C shares of the other Davis Funds (other than Davis Government Money Market Fund) which you own. Thus, the amount of current purchases of the Fund's Class A shares which you make may be added to the value of the Class A shares of the other Davis Funds (valued at their current offering price) already owned by you in determining the applicable sales charge. For example, if you owned $100,000 worth of shares of Davis New York Venture Fund, Inc. and Davis Financial Fund and Davis Convertible Securities Fund, (valued at the applicable current offering price) and invest $5,000 in the Fund's shares, the sales charge on your investment would be 3 1/2%, not 4 3/4%.

         In all the above instances where you wish to claim this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street, if the investment is mailed to State Street) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

         ISSUANCE OF SHARES AT NET ASSET VALUE. There are many situations where the sales charge will not apply to the purchase of Class A shares, as discussed in the Prospectus. In addition, the Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

                       SPECIAL DISTRIBUTION ARRANGEMENTS

         Class B shares of the Davis High Income Fund, Inc. are made available to Retirement Plan Participants such as 401K or 403B Plans at NAV with the waiver of contingent deferred sales charge (CDSC) if:

(i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or

(iii) the Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis mutual funds convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments. The Plan will receive a Plan level share conversion. The Fund may make similar exceptions for other financial institutions sponsoring or administering similar benefit plans.

         Under a program with Prudential Bache Securities, Inc. ("PruArray"), the Distributor will not advance a 1% commission at the time of purchase, no CDSC is assessed and the 12b-1 fee is paid directly to PruArray. Class C shares of the Davis High Income Fund, Inc. are made available to PruArray Retirement Plan Participants, such as 401(k) Plans, at NAV with the waiver of contingent deferred sales charge (CDSC).

                          DISTRIBUTION OF FUND SHARES

         Davis Distributors, LLC, ("the Distributor"), acts as principal underwriter of the Fund's shares on a continuing basis pursuant to a Distributing Agreement. Pursuant to the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Fund's shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

         During the Fund's fiscal year ended March 31, 1998, the Distributor received total sales charges of Class A shares (which the Fund does not pay) on the sale of Fund shares of $207,166. Of this amount, the Distributor paid concessions to dealers of $174,693. For the two prior fiscal years ended March 31, 1997 and 1996, the Distributor received total sales charges on the sale of the Fund shares of $123,695 and $163,366 respectively, and of those amounts paid concessions to dealers of $104,712 and $140,825, respectively.

         In addition, the Fund has adopted distribution plans with respect to each class of its shares, except Class Y Shares, pursuant to Rule 12b-1 under the Investment Company Act (the "Distribution Plans"). Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Payments under the Class B and Class C Distribution Plans are limited to an annual rate of 1.00% of the average daily net asset value of each such class of shares.

         To the extent that any investment advisory fees paid by the Fund may be deemed to be indirectly financing any activity which is primarily intended to result in the sale of shares of the Fund within the meaning of Rule 12b-1, the payments of such fees are authorized under the Plans.

         The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Fund's Independent Directors or a majority of the Fund's outstanding shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Presently, Rule 12b-1 requires, among other procedures, that it be continued only if a majority of the Independent Directors approve continuation at least annually and that amendments materially increasing the amount to be spent for distribution be approved by the Independent Directors and the shareholders. As long as the Distribution Plans are in effect, the Fund must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

         During the fiscal years ended March 31, 1998, 1997 and 1996, the Distributor or the Adviser, in its capacity as distributor, received $101,590, $98,840 and $100,703 under the Class A Distribution Plan, $145,416, $86,015 and $46,899, under the Class B Distribution Plan. During the fiscal year ended March 31, 1998, the Distributor or Adviser, in its capacity as distributor, received $10,355 under the Class C Distribution Plan.

                                PERFORMANCE DATA

         YIELD. Yield is computed in accordance with a standardized method prescribed by the rules of the Securities and Exchange Commission and is calculated separately for each class. Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund's shares at the end of the period. For the 30-day period ended March 31, 1998, the yields for the Fund's Class A, Class B, Class C, and Class Y shares were 7.98%, 7.65%, 7.60% and 8.66%, respectively. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

                  Yield = 2 [(a - b + 1) 6 - 1]
                                   cd

Where:            a = dividends and interest earned during the period

                  b = expenses accrued for the period

                  c = the average daily number of shares outstanding
                      during the period that were entitled to receive dividends

                  d = the maximum offering price per share on the last day of the period

         TOTAL RETURN. Average annual total return measures both the net investment income generated by, and the effect, if any, realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the Securities and Exchange Commission by determining the average annual compounded rates of return over the periods indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n = ERV

Where:            P =      hypothetical initial payment of $1,000

                  T =      average annual total return

                  n =      number of years

                  ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates and (ii) deducts (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         The average annual total return figures for the Fund's Class A shares during the one, five and ten year periods ended March 31, 1998, were 5.26%, 7.60% and 6.55%, respectively.

         The average annual total return figures for the Fund's Class B shares during the year ended March 31, 1998 and the period from December 5, 1994 through March 31, 1998 (life of the Class) was 6.53% and 7.92%, respectively.

         The average annual total return figures for the Fund's Class C shares for the period from August 12, 1997 through March 31, 1998 (life of the Class) was 4.61%.

          The average annual total return figures for the Fund's Class Y shares during the year ended March 31, 1998 and the period from March 20, 1997 through March 31, 1998 (life of the Class) was 10.64% and 9.86%, respectively.

         DISTRIBUTION RATES. Distribution rates are computed by dividing the income dividends for a stated period by the maximum offering price on the last day of such period. For the year ended March 31, 1998, the historical distribution rate with respect to the Fund's Class A, Class B, Class C and Class Y shares was 8.40%, 8.02%, 8.01%, and 9.18%, respectively.

         ANNUALIZED CURRENT DISTRIBUTION RATES. Annualized current distribution rates are computed by multiplying income dividends for a specified month by twelve and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rate with respect to the Fund's Class A, Class B, Class C and Class Y shares for the month ended March 31, 1998 was 8.40%, 8.02%, 8.00% and 9.13%, respectively.

         ADVERTISING. In advertising and sales literature, the Fund's performance may be compared with those of market indices and other mutual funds. Advertisements quoting performance rankings or ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc., and Morningstar, Inc. and advertisements presenting the historical performance of the Fund may also, from time to time, be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund.

         In advertising and sales literature the Fund may publish various statistics describing its investment portfolio such as the Fund's average maturity, duration, average credit quality distribution yield, beta, standard deviation, etc.

         In reports or other communications to shareholders, and in advertising material, the Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Kiplinger's, Institutional Investor and Money Magazine. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

                                   FORM N-1A

                          DAVIS HIGH INCOME FUND, INC.

          POST-EFFECTIVE AMENDMENT NO. 27 UNDER THE SECURITIES ACT OF
                                      1933
                       REGISTRATION STATEMENT NO. 2-66935

                                      AND

           AMENDMENT NO. 26 UNDER THE INVESTMENT COMPANY ACT OF 1940
                           REGISTRATION NO. 811-3007

                                     PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

          (a) Financial Statements:

          Included in Part A:

              (i)       Financial Highlights.

          Included in Part B by incorporation from the March 31, 1998 Annual Report:

              (i)     Schedule of Investments at March 31, 1998.

              (ii)    Statements of Assets & Liabilities at March 31, 1997.

              (iii)   Statement of Operations for the year ended March 31, 1998.

              (iv) Statement of Changes in Net Assets for the years ended March 31, 1998 and 1997.

              (v)     Notes to Financial Statements.

              (vi)    Financial Highlights.

              (vii)   Report of Independent Certified Public Accountants.

          (b) Exhibits:

              1(a)    Articles of Incorporation, incorporated by reference to
                      Exhibit 1 to Registrant's Post Effective Amendment No. 23, File No. 2-66935.

              1(b)*  Articles Supplementary dated September 1, 1996.

              2       Amended and Restated Bylaws, incorporated by reference to
                      Exhibit 2 to Registrant's Post-Effective Amendment No. 23, File No. 2-66935.

              3       Not Applicable.

              4       Not Applicable.

              5(a) Investment Advisory Agreement, incorporated by reference to Exhibit 5(a) to Registrant's Post Effective Amendment No. 23, File No. 2-66935.

              5(b) Amendment of Investment Advisory Agreement, incorporated by reference to Exhibit 5(b) to Registrant's Post Effective Amendment No. 23, File No. 2-66935.

              5(c) Sub-Advisory Agreement between Selected/Venture Advisers, L.P. and Stamper Capital & Investments, Inc., incorporated by reference to Exhibit 5(b) to Registrant's Post Effective Amendment No. 22, File No. 2-66935.

              5(d) Sub-Advisory Agreement with Davis Selected Advisers-NY, Inc., incorporated by reference to Exhibit 5(d) to Registrant's Post Effective Amendment No. 26, File No. 2-66935

              6(a)    Distributor's Agreement, incorporated by reference to
                      Exhibit 6(b) to Registrant's Post-Effective Amendment No. 17, File No. 2-66935.

              6(b) Distributor's Transfer and Assumption Agreement, incorporated by reference to Exhibit 6(b) to Registrant's Post Effective Amendment No. 26, File No. 2-66935.

              7       Not applicable.

              8(a) Custodian Contract incorporated by reference to Exhibit No. 8(a) of Registrant's Post-Effective Amendment No. 16, File No. 2-66935.

              8(b) Transfer Agency and Service Agreement incorporated by reference to Exhibit 8(b) of Registrant's Post-Effective Amendment No. 16, File No. 2-66935.

              9       Not applicable.

              10*     Opinion and Consent of Counsel, (D'Ancona & Pflaum).

              11(a)*  Consent of Current Auditors. KPMG Peat Marwick LLP

              11(b)*  Consent of Former Auditors. Tait, Weller & Baker

              12 Financial Statements, included in prospectus and Statement of Additional Information.

              13      Not applicable.

              14(a) Prototype Money Purchase Pension and Profit Sharing Plan, Prototype Defined Contribution Trust and Adoption Agreements, incorporated by reference to Exhibits 9(b) and 9(c) to Registrant's Post-Effective Amendment No. 12, File No. 2-66935.

              14(b) Prototype Profit Sharing/401(k) Plan, Prototype Profit Sharing/401(k) Trust and Adoption Agreements, incorporated by reference to Exhibits 9(b) and (9)(c) to Registrant's Post-Effective Amendment No. 12, File No. 2-66935.

              14(c) 403(c)(7) Retirement Plan Custodial Account, incorporated by reference to Exhibits 9(b) and 9(c) to Registrant's Post-Effective No. 12, File No. 2-66935.

              15(a) Distribution Plan for Class A shares, incorporated by reference to Exhibit 15(a) to Registrant's Post Effective Amendment No. 23, File No. 2-66935.

              15(b) Distribution Plan for Class B shares, incorporated by reference to Exhibit 15(b) to Registrant's Post Effective Amendment No. 23, File No. 2-66935.

              15(c) Distribution Plan for Class C shares, incorporated by reference to Exhibit 15(c) to Registrant's Post Effective Amendment No. 26, File No. 2-66935.

              16 Sample computation of yield and average annual total return, incorporated by reference to Exhibit 16 of Registrant's Post Effective Amendment No. 13, File No. 2-66935.

              17      Not Applicable.

              18(a)*  Powers of Attorney for Registrant, Officers, and
                      Directors.

              *       Filed Herein

Item 25.   Persons Controlled by or Under Common Control With Registrant

           Not applicable.

Item 26.   Number of Holders of Securities

                                                       Number of Record Holders
           Title of Class                                 as of May 31, 1998
           --------------                                 ------------------
           Common Stock
           Davis High Income Fund, Inc., Class A                 1,877
           Davis High Income Fund, Inc., Class B                  951
           Davis High Income Fund, Inc., Class C                  93
           Davis High Income Fund, Inc., Class Y                   6

Item 27.   Indemnification

           Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

           In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

           In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money, property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 28.   Business and Other Connections of Investment Adviser

           Information pertaining to business and other connections of Registrant's investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled "Adviser, Sub-Adviser, and Distributor" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information.

Item 29.   Principal Underwriter

           (a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 124 East Marcy Street, Santa Fe, NM 87501, is the principal underwriter for the Registrant and also acts as principal underwriter for Davis Tax-Free High Income Fund, Inc., Davis High Income Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust.

           (b) Management of the Principal Underwriters:

NAME AND PRINCIPAL         POSITIONS AND OFFICES    POSITIONS AND OFFICES
BUSINESS ADDRESS              WITH UNDERWRITER         WITH REGISTRANT
----------------              ----------------         ---------------

Kenneth C. Eich            President                   Vice President
124 East Marcy Street
Santa Fe, NM 87501

Eileen R. Street           Senior Vice President,      Assistant Vice President,
124 East Marcy Street      Treasurer and Secretary     Treasurer and Assistant
Santa Fe, NM 87501                                     Secretary

Thomas D. Tays             Senior Vice President       Vice President and
124 East Marcy Street      and Secretary               Secretary
Santa Fe, NM 87501

Russell O. Wiese           Senior Vice President       None
124 East Marcy Street
Santa Fe, NM  87501

Sharra Reed                Assistant Treasurer         Assistant Treasurer and
124 East Marcy Street                                  Assistant Secretary
Santa Fe, NM 87501

           (c) Not applicable.

Item 30.   Location of Accounts and Records

           Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 124 East Marcy Street, Santa Fe, New Mexico 87501, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, 7th Floor, North Quincy, Massachusetts 02107.

Item 31.   Management Services

           Not applicable

Item 32.   Undertakings

           Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

DAVIS HIGH INCOME FUND, INC.

                                   SIGNATURES


           Registrant certifies that this Amendment meets all of the requirements for effectiveness pursuant to Rule 485(b).

           Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 28th day of July, 1998.

                                       DAVIS HIGH INCOME FUND, INC.

                                       *By: /s/ Sheldon R. Stein
                                           ------------------------------
                                            Sheldon R. Stein,
                                            Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

        Signature                     Title                           Date
        ---------                     -----                           ----
Shelby M.C. Davis*    President, (Chief Executive Officer)        July 28, 1998
Sharra Reed           Chief Financial Officer and Chief
                      Accounting Officer                          July 28, 1998

                                       *By: /s/ Sheldon R. Stein
                                           ------------------------------
                                            Sheldon R. Stein,
                                            Attorney-in-Fact

*Sheldon R. Stein signs this document on behalf of (i) the Registrant, (ii) the foregoing officers pursuant to the power of attorney filed on Exhibit 18 to this Post Effective Amendment No. 27 to Registrant's Registration Statement.

DAVIS HIGH INCOME FUND, INC.

           Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment has been signed on July 28, 1998 by the following persons in the capacities indicated.

        Signature                                            Title


Wesley E. Bass, Jr.*                                      Director
-----------------------------
Wesley E. Bass, Jr.

Jeremy H. Biggs*                                          Director
-----------------------------
Jeremy H. Biggs

Marc P. Blum*                                             Director
-----------------------------
Marc P. Blum

Andrew A. Davis*                                          Director
-----------------------------
Andrew A. Davis

Christopher C. Davis*                                     Director
-----------------------------
Christopher C. Davis

Jerry D. Geist*                                           Director
-----------------------------
Jerry D. Geist

D. James Guzy                                             Director
-----------------------------
D. James Guzy

G. Bernard Hamilton*                                      Director
-----------------------------
G. Bernard Hamilton

LeRoy E. Hoffberger*                                      Director
-----------------------------
LeRoy E. Hoffberger

Laurence W. Levine*                                       Director
-----------------------------
Laurence W. Levine

Christian R. Sonne*                                       Director
-----------------------------
Christian R. Sonne

           *Sheldon R. Stein signs this document on behalf of each of the foregoing directors pursuant to the power of attorney filed on Exhibit 18 to this Post Effective Amendment No. 27 to Registrant's Registration Statement.

                                       *By: /s/ Sheldon R. Stein
                                           ------------------------
                                            Sheldon R. Stein,
                                            Attorney-in-Fact